UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

     CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

     4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

     William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2010

Item 1. Report to Stockholders.

AnnualReport
December31,2010

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4 Portfolio Manager Remarks

7 Shareholder Expense Example

8 Report of Independent Registered Public Accounting Firm

9 Statement of Net Assets

12 Statement of Operations

13 Statements of Changes in Net Assets

14 Notes to Financial Statements

19 Financial Highlights

21 Explanation of Financial Tables

22 Proxy Voting

23 Availability of Quarterly Portfolio Holdings

23 Basis for Board’s Approval of Investment Advisory Contracts

27 Director and Officer Information Table

CALVERT VP SRI STRATEGIC PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Thornburg Investment Management, Inc., Subadvisor

Investment Performance

Calvert VP SRI Strategic Portfolio returned a solid 10.58% for the year ended December 31, 2010, versus the S&P 500 Index, which returned 15.06%. The Portfolio underperformed due to stock selection in the Information Technology and Telecommunications Services sectors.

While returns for 2010 were not as strong as 2009--which was the best relative performance year since we began managing the Portfolio in 2003--we are excited about the prospects for the current holdings and see many reasons for optimism ahead.

PortfolIo strategy

Using our bottom-up research approach, we are often overweight or underweight different sectors within the Portfolio relative to the S&P 500 Index. Over the long term, the impact of relative sector weights is diminished by our three-basket approach. However, sector positioning can hurt over shorter time frames.

In 2010, we were overweight Health Care and Information Technology and underweight Consumer Staples and Industrials. Unfortunately, Health Care underperformed Consumer Staples in the Index and Information Technology lagged Industrials. Yet based on the valuations, growth prospects, and business models of our Health Care and Information Technology holdings, we are optimistic that these sectors are likely to perform better over the long term. We also remain overweight Energy and Materials as we enter 2011.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.10)

One year	10.58%
Five year	4.22%
Ten year	-2.16%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Companies that contributed positively to performance included Energy stocks such as Ensco, Smith International, and Conoco Phillips. Select Consumer Discretionary stocks such as Comcast, Lifetime Fitness, and Direct TV performed well. Finally, we had strong performance in the Financials sector with Hartford Financial Services Group, US Bancorp, JPMorgan Chase, ACE, KeyCorp, and ING Groep all contributing positively.

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To illustrate why we believe the Portfolio has unusual promise and potential for the year ahead and beyond, we will discuss two stocks that exemplify what we look for in investments but which delivered below-average returns in 2010.

Gilead Sciences declined 16.26% over the year despite increasing revenues by 15% and earnings per share (EPS) by more than 20%. Gilead is the leader in treatments for HIV — about three-quarters of all patients being treated worldwide take Gilead medication. But even in a highly penetrated market like the U.S., it’s estimated that only 600,000 of the 1.2 million infected patients are currently being treated with medication.

Patent expiration issues could materially affect Gilead’s earnings between 2018 and 2020. But with a valuation of less than 10 times forward earnings, we believe the company is dramatically undervalued. In fact, Gilead bought back more than 10% of its outstanding shares in 2010. Therefore, we added to our position as the share price declined during the year, and Gilead is now one of the largest positions in the Portfolio.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Communications	0.3%
Consumer Discretionary	10.6%
Consumer Staples	0.2%
Energy	13.7%
Financials	14.4%
Government	3.1%
Health Care	18.2%
Industrials	4.4%
Information Technology	25.9%
Materials	6.6%
Telecommunication Services	2.6%
Total	100%

Google is the leader in internet advertising and search. Furthermore, the company has no net debt, a substantial cash position, numerous proprietary technologies, high profit margins, and a global footprint.

We also perceive substantial value in areas where Google is a potential leader but is not yet generating significant revenue. For example, the company is competing for leadership in the operating systems market for mobile devices. To put that opportunity in perspective, consider that the main strength of the Microsoft and Apple business models relates to their leadership for operating systems in computers and smartphones.

Google is also a potential leader in cloud computing with an infrastructure in servers that is among the best in the industry. We ascribe little monetary value to other Google initiatives, such as mapping, speech recognition, and self-driving automobiles, but we recognize that free options are a good thing to have.

During 2010, Google made great strides in acceptance of its Android operating system for mobile phones, achieved record earnings, grew EPS by around 20%, and generally surpassed our fundamental objectives for the company. Despite these accomplishments, its shares lagged both the broad equity market and the Information Technology sector for the year. We took advantage by adding to our Google holdings, and it is also now one of the largest positions in the Portfolio.

outlook

We are contrarian investors. We do our best to buy low and sell high. In environments where high goes higher and cheap stocks get cheaper, we can struggle. The good news is that these periods do not last forever and valuation will matter again at some point in the future. We remain optimistic that our approach of buying promising companies that are selling at a discount to their underlying value has the potential to deliver results in the future similar to what we have achieved since the inception of the fund. We thank our investors for their confidence and support.

January 2011

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As of December 31, 2010, the following companies represented the following percentages of Portfolio net assets: Ensco 2.78%, Smith International 0%, Conoco Phillips 2.37%, Comcast 2.02%, Lifetime Fitness 2.06%, DirecTV 0%, Hartford Financial Services Group 1.53%, US Bancorp 4.00%, JPMorgan Chase 4.78%, ACE 0%, KeyCorp 0%, ING Groep 2.77%, Gilead 4.47%, and Google 4.33%. Portfolio holdings are subject to change at any time.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNTVALUE	DURING PERIOD*
	7/1/10	12/31/10	7/1/10 - 12/31/10
Actual	$1,000.00	$1,213.50	$4.97

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.72	$4.53

* Expenses are equal to the Fund’s annualized expense ratio of .89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc.
and Shareholders of Calvert VP SRI Strategic Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP SRI Strategic Portfolio (formerly, the Ameritas Core strategies Portfolio) (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Strategic Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 25, 2011

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STATEMENT OF NET ASSETS
DECEMBER 31, 2010

EQUITY SECURITIES - 96.5%	shares	value
Automobiles - 2.1%
Toyota Motor Corp. (ADR)	34,800	$2,736,324

Biotechnology - 5.0%
Gilead Sciences, Inc.*	164,100	5,946,984
Talecris Biotherapeutics Holdings Corp.*	27,700	645,410
		6,592,394

Chemicals - 3.1%
Monsanto Co	58,400	4,066,976

Commercial Banks - 4.0%
US Bancorp	197,500	5,326,575

Computers & Peripherals - 5.7%
Dell, Inc.*	436,000	5,907,800
NCR Corp.*	110,600	1,699,922
		7,607,722

Diversified Financial Services - 7.5%
ING Groep NV (ADR)*	376,400	3,684,956
JPMorgan Chase & Co.	149,900	6,358,758
		10,043,714

Diversified Telecommunication Services - 0.8%
Level 3 Communications, Inc.*	1,144,700	1,121,806

Electronic Equipment & Instruments - 2.0%
Corning, Inc.	137,129	2,649,332

Energy Equipment & Services - 2.8%
Ensco plc (ADR)	69,200	3,693,896

Food & Staples Retailing - 0.2%
Rite Aid Corp.*	292,500	258,336

Health Care Equipment & Supplies - 4.3%
Alere, Inc.*	64,300	2,353,380
Varian Medical Systems, Inc.*	49,515	3,430,399
		5,783,779

Health Care Providers & Services - 0.6%
Community Health Systems, Inc.*	20,240	756,369

Hotels, Restaurants & Leisure - 2.1%
Life Time Fitness, Inc.*	67,000	2,746,330

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EQUITY SECURITIES - CONT’D	shares	value
Household Durables - 1.1%
Pulte Group, Inc.*	193,600	$1,455,872

Industrial Conglomerates - 4.4%
General Electric Co	322,200	5,893,038

Insurance - 2.9%
Hartford Financial Services Group, Inc	77,000	2,039,730
Transatlantic Holdings, Inc	34,750	1,793,795
		3,833,525

Internet Software & Services - 4.3%
Google, Inc.*	9,720	5,773,388

IT Services - 5.8%
Amdocs Ltd.*	95,000	2,609,650
Fiserv, Inc.*	86,900	5,088,864
		7,698,514

Life Sciences - Tools & Services - 3.5%
Thermo Fisher Scientific, Inc.*	85,200	4,716,672

Media - 3.5%
Comcast Corp., Special Class A	129,450	2,693,855
DISH Network Corp.*	98,900	1,944,374
		4,638,229

Metals & Mining - 3.5%
United States Steel Corp.	80,300	4,691,126

Oil, Gas & Consumable Fuels - 10.9%
ConocoPhillips	46,326	3,154,800
Gazprom OAO (ADR)	116,400	2,961,216
Marathon Oil Corp	127,400	4,717,622
SandRidge Energy, Inc.*	501,687	3,672,349
		14,505,987

Pharmaceuticals - 4.8%
Eli Lilly & Co.	104,493	3,661,435
Roche Holding AG (ADR)	74,100	2,715,765
		6,377,200

Semiconductors & Semiconductor Equipment - 2.6%
MEMC Electronic Materials, Inc.*	181,876	2,047,924
ON Semiconductor Corp.*	143,250	1,415,310
		3,463,234

Software - 5.4%
Adobe Systems, Inc.*	84,200	2,591,676
ANSYS, Inc.*	41,663	2,169,392
Microsoft Corp.	87,100	2,431,832
		7,192,900

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EQUITY SECURITIES - CONT’D	shares	value
Specialty Retail - 1.9%
Best Buy Co., Inc	73,100	$2,506,599

Wireless Telecommunication Services - 1.7%
China Mobile Ltd. (ADR)	46,940	2,329,163

Total Equity Securities (Cost $116,637,158)		128,459,000

	PrIncipal
corPorate Bonds - 0.3%	amount
Level 3 Communications, Inc., 6.50%, 10/1/16	$346,000	375,843

Total Corporate Bonds (Cost $346,000)		375,843

u.s. government agencIes and InstrumentalItIes - 3.1%
Federal Home Loan Bank Discount Notes, 1/3/11	4,100,000	4,100,000

Total U.S. Government Agencies And Instrumentalities (Cost $4,100,000)		4,100,000

TOTAL INVESTMENTS (Cost $121,083,158) - 99.9%		132,934,843
Other assets and liabilities, net - 0.1%		146,726
net assets - 100%		$133,081,569

net assets consIst of:
Paid-in capital applicable to 7,343,059 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$142,292,768
Undistributed net investment income		153,096
Accumulated net realized gain (loss) on investments		(21,215,980)
Net unrealized appreciation (depreciation) on investments		11,851,685

net assets		$133,081,569

net asset value Per share		$18.12

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $31,577)	$1,569,889
Interest income	72,660
Total investment income	1,642,549

Expenses:
Investment advisory fee	927,705
Transfer agent fees and expenses	18,558
Accounting fees	19,526
Directors’ fees and expenses	15,988
Administrative fees	61,847
Custodian fees	18,906
Reports to shareholders	38,020
Professional fees	30,617
Miscellaneous	8,255
Total expenses	1,139,422
Fees paid indirectly	(426)
Net expenses	1,138,996

net Investment Income	503,553

realIzed and unrealIzed gaIn (loss) on Investments
Net realized gain (loss)	8,270,399
Change in unrealized appreciation (depreciation)	3,703,659

net realIzed and unrealIzed gaIn
(loss) on Investments	11,974,058

Increase (decrease) In net assets
resultIng from oPeratIons	$12,477,611

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2010	2009
Operations:
Net investment income	$503,553	$1,501,131
Net realized gain (loss)	8,270,399	(5,762,428)
Change in unrealized appreciation (depreciation)	3,703,659	41,363,279

Increase (decrease) In net assets
resultIng from oPeratIons	12,477,611	37,101,982

Distributions to shareholders from:
Net investment income	(509,592)	(1,443,621)
Total distributions	(509,592)	(1,443,621)

Capital share transactions:
Shares sold	12,070,283	16,392,610
Reinvestment of distributions	509,621	1,443,611
Shares redeemed	(18,058,401)	(8,162,322)
Total capital share transactions	(5,478,497)	9,673,899

total Increase (decrease) In net assets	6,489,522	45,332,260

net assets
Beginning of year	126,592,047	81,259,787
End of year (including undistributed net investment income
of $153,096 and $159,153, respectively)	$133,081,569	$126,592,047

caPItal share actIvIty
Shares sold	726,697	1,230,613
Reinvestment of distributions	28,125	87,175
Shares redeemed	(1,109,603)	(626,585)
Total capital share activity	(354,781)	691,203

See notes to finanical statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP SRI Strategic Portfolio (the “Portfolio”), formerly known as Ameritas Core Strategies Portfolio, a series of Calvert Variable Series, Inc. (“CVS” or the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	valuation Inputs
Investments In securItIes	level 1	level 2	level 3	total
Equity Securities*	$128,459,000	—	—	$128,459,000
Corporate Debt	—	$375,843	—	$375,843
U.S. Government Obligations	—	4,100,000	—	4,100,000
TOTAL	$128,459,000	$4,475,843	—	$132,934,843

* For further breakdown of Equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (“the Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% of the Portfolio’s average daily net assets. Under terms of the agreement, $83,019 was payable at year end. In addition, $13,407 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .95%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio’s average daily net assets. Under the terms of the agreement, $5,535 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $16,881 for the year ended December 31, 2010. Under the terms of the agreement, $1,447 was payable at year end. Boston Financial Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

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NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $101,239,739 and $105,066,421, respectively.

CAPITAL LOSS CARRYFORWARDS

exPIratIon date
31-Dec-16	($15,142,774)
31-Dec-17	(4,955,593)

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$509,592	$1,443,621
Total	$509,592	$1,443,621

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$16,273,592
Unrealized (depreciation)	(5,539,520)
Net unrealized appreciation/(depreciation)	$10,734,072

Undistributed ordinary income	$153,096
Capital loss carryforward	($20,098,367)

Federal income tax cost of investments	$122,200,771

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

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Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to expired capital losses and litigation settlements.

Undistributed net investment income	($18)
Accumulated net realized gain (loss)	1,430,795
Paid-in capital	(1,430,777)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$21,275	1.54%	$859,339	August 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 99.5% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

		Years Ended
	December 31,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$16.45	$11.60	$20.55
Income from investment operations:
Net investment income	.07	.20	.14
Net realized and unrealized gain (loss)	1.67	4.84	(8.45)
Total from investment operations	1.74	5.04	(8.31)
Distributions from:
Net investment income	(.07)	(.19)	(.15)
Net realized gain	—	—	(.49)
Total distributions	(.07)	(.19)	(.64)
Total increase (decrease) in net asset value	1.67	4.85	(8.95)
Net asset value, ending	$18.12	$16.45	$11.60

Total return*	10.58%	43.44%	(40.41%)
Ratios to average net assets: A
Net investment income	.41%	1.50%	.94%
Total expenses	.92%	.93%	.94%
Expenses before offsets	.92%	.93%	.94%
Net expenses	.92%	.93%	.92%
Portfolio turnover	85%	76%	77%
Net assets, ending (in thousands)	$133,082	$126,592	$81,260

		Years Ended
		December 31,	December 31,
		2007	2006
Net asset value, beginning		$21.01	$17.80
Income from investment operations:
Net investment income		.16	.14
Net realized and unrealized gain (loss)		1.31	3.72
Total from investment operations		1.47	3.86
Distributions from:
Net investment income		(.15)	(.14)
Net realized gain		(1.78)	(.51)
Total distributions		(1.93)	(.65)
Total increase (decrease) in net asset value		(.46)	3.21
Net asset value, ending		$20.55	$21.01

Total return*		6.96%	21.66%
Ratios to average net assets: A
Net investment income		.85%	.72%
Total expenses		.93%	.94%
Expenses before offsets		.93%	.94%
Net expenses		.91%	.91%
Portfolio turnover		80%	76%
Net assets, ending (in thousands)		$114,910	$81,647

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangments. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the

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Portfolio. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the three- and five-year periods ended June 30, 2010 and performed below the median of its peer group for the one-year period ended June 30, 2010. The data also indicated that the Portfolio had outperformed its Lipper index for the three- and five-year periods ended June 30, 2010 and underperformed its Lipper index for the one-year period ended June 30, 2010. The Board took into account management’s discussion of the Portfolio’s recent performance and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was at the median of its peer group and that total expenses were also above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

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The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one, three-and five-year periods ended June 30, 2010 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subad-visor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

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In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

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Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

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Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

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Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP SRI STRATEGIC PORTFOLIO ANNUAL REPORT (UNAUDITED) 30

Calvert VP Money Market Portfolio
(formerly, Ameritas Money Market Portfolio)

Annual Report
December 31, 2010

Calvert INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4 Portfolio Manager Remarks

7 Shareholder Expense Example

8 Report of Independent Registered Public Accounting Firm

9 Statement of Net Assets

12 Statement of Operations

13 Statements of Changes in Net Assets

14 Notes to Financial Statements

18 Financial Highlights

19 Explanation of Financial Tables

20 Proxy Voting

21 Availability of Quarterly Portfolio Holdings

21 Basis for Board’s Approval of Investment Advisory Contract

24 Director and Officer Information Table

CALVERT VP MONEY MARKET PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Asset Management Company, Inc.

Performance

For the 12-year period ended December 31, 2010, Calvert VP Money Market Portfolio returned 0.10%. Its benchmark index, the Lipper VA Money Market Average, returned 0.01% for the same period.

Investment clImate

Taxable bond yields moved in three distinct phases during 2010. In the first phase, yields on benchmark 10-year Treasury notes held steady at about 3.8%, despite the fact that economic growth decelerated from 5.0% to 3.7% during the first quarter.1 Markets seemed to expect that the Federal Reserve (Fed) would end its super-easy monetary policy later in the year.

Phase two began in the spring. The U.S. economy stumbled, growing by just 1.7% during the second quarter. At the same time, a crisis in weaker euro-zone countries—Greece, in particular— sparked concern that another global financial market panic could be imminent. Markets calmed after European Union governments and the European Central Bank announced a $146 billion bail-out for Greece and debt-purchase programs designed to support peripheral euro-zone countries. From April through October, the 10-year Treasury yield slid from above 4.0% to about 2.3%.2 Returns were strong, especially for investment-grade and high-yield corporate bonds and commercial mortgage-backed securities.

Phase three was triggered in early November, when the Fed announced a $600 billion round of Treasury purchases (also called quantitative easing). In early December, markets were surprised by a sizable round of fiscal stimulus. This monetary and fiscal support quickly created expectations for improved economic growth and a larger federal deficit (financed by Treasury debt) in 2011. In response, bond yields surged during the fourth quarter. Most major sectors of the bond market, including Treasuries and investment-grade corporate bonds, posted losses for the fourth quarter.3

CALVERT VP MONEY MARKET PORTFOLIO*
AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.10)

One year	0.10%
Five year	2.75%
Ten year	2.44%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.

The investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

AS OF
7-DAY SIMPLE/EFFECTIVE YIELD	12.31.10
Money Market Portfolio	0.06% / 0.06%

% OF TOTAL
INVESTMENT ALLOCATION	INVESTMENTS

Municipal Obligations	5.1%
Variable Rate Demand Notes	84.3%
U.S. Government Agencies and Instrumentalities	10.6%
Total	100%

During 2010, all major taxable bond market sectors posted positive returns as yields finished mostly lower. The yield on 10-year Treasuries, for example, fell by 55 basis points.4 Three-month Treasury bills yielded 0.12% at the end of the year. Money-market rates remained near zero percent as the Fed kept the target federal funds rate at that level. Despite low rates, money market funds continue to remain

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a popular cash management tool as total net assets of both taxable and tax-exempt money markets funds was $2.8 trillion as of December 2010.5 Americans experienced disinflation, a slowdown in the rate of inflation, in 2010, as the core inflation rate fell to 0.8% from 1.8% in 2009.6 Economic growth firmed during the year, reaching a 2.6% annualized pace during the third quarter and holding steady during the fourth quarter.7

PortfolIo strategy

In keeping with the fund’s objectives of principal preservation and liquidity, we invested in variable-rate demand notes, as well as a combination of variable- and fixed-rate U.S. government agency securities that had maturities of up to one year. Our use of variable-rate demand notes, which generally reset to market rates each week, provides the portfolio with much desired liquidity. Historically, these investments have provided a competitive level of income relative to other money market securities, while helping to preserve principal.

Although money market rates fell to historic lows during the year, our strategy performed well. Our fund, like all money market funds, is subject to stringent Rule 2a-7 guidelines, which were established under the Investment Company Act of 1940 and influence credit quality, maturity, and liquidity standards for money market funds. Calvert applies additional diversification guidelines to further limit risk.

outlook

Looking ahead, the U.S. economy should recover to its pre-recession size in terms of dollars in early 2011 and grow modestly from there. The GDP growth rate experienced since the recession ended, in mid-2009, has been below the rates experienced at comparable points in time after prior deep recessions. This recovery is particularly slow due to excessive indebtedness. Continued debt reduction in the private sector, especially among households, and the drag created by the struggling housing market will tend to slow the pace of growth. In this environment, inflation is likely to remain below-average for quite some time. On the positive side, U.S. corporations are emerging from the recession in good shape as they avoided taking on excessive debt in the latter half of the last decade. In addition, the lower dollar has helped U.S.-based exporters. Credit markets are functioning smoothly and interest rates are up from the extraordinarily low levels of early 2010, though they remain quite low by historical standards.

In 2011, barring another debt crisis, we do not expect to see additional easing by the Fed. Once the current round of Treasury purchases has been completed, we expect the Fed to move to the sidelines. With low inflation, excess slack in the economy, and a high unemployment rate, we do not expect the Fed to hike the federal funds rate. The Fed may start draining excess reserves from the system later in the year if all goes well. Risks to growth remain, however, as economies in developed countries struggle to control and reduce government and household debt levels.

Late in 2010, the Fed’s Board of Governors released a statement indicating that economic conditions are likely to warrant exceptionally low levels for the federal funds rate for an extended period. As a result, money market yields will likely remain near their current historic low levels for some time. When short-term money market rates eventually do begin to increase, the variable-rate demand notes held in the portfolio should react immediately, helping our investors benefit as quickly as possible from changes in short-term rates.

January 2011

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1. Bureau of Economic Analysis

2. Interest rate data source: Federal Reserve 3. Barclays Capital fixed-income indices 4. A basis point is 0.01 percentage points.

5. IMoneyNet ($2.443 trillion in taxable funds and $332 billion in tax-exempt funds)

6. Bureau of Labor Statistics. The 2010 figure is the November year-over-year change in the core CPI.

7. Based on the consensus estimate from the Wall Street Journal survey of forecasters as of early January.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	account value	accountvalue	During Period*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,000.30	$1.82

Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.39	$1.84

* Expenses are equal to the Fund’s annualized expense ratio of .36%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc.
and Shareholders of Calvert VP Money Market Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Money Market Portfolio (formerly, the Ameritas Money Market Portfolio) (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Money Market Portfolio as of December 31, 2010 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 25, 2011

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STATEMENT OF NET ASSETS
DECEMBER 31, 2010

	PrIncipal
MUNICIPAL COMMERCIAL PAPER - 3.9%	amount	value
Metropolitan Washington DC Airport Authority System Revenue Notes:
0.65%, 1/20/11, LOC: Landesbank Baden-Wuerttemberg	$1,000,000	$1,000,000
0.65%, 2/2/11, LOC: Landesbank Baden-Wuerttemberg	2,300,000	2,300,000

Total Municipal Commercial Paper (Cost $3,300,000)		3,300,000

munIcIPal oBlIgatIons - 1.2%
South Carolina State Public Service Authority Revenue Bonds, 0.51%, 7/15/11 (r)	1,000,000	1,000,000

Total Municipal Obligations (Cost $1,000,000)		1,000,000

varIaBle rate DemanD notes - 84.3%
2880 Stevens Creek LLC, 0.35%, 11/1/33, LOC: Bank of the West (r)	970,000	970,000
Allen County Ohio Hospital Facilities Revenue, 0.29%, 6/1/34, LOC: Bank of Nova Scotia (r)	500,000	500,000
Birmingham Alabama Industrial Development Board Revenue, 0.59%, 5/1/29,
LOC: Renasant Bank, C/LOC: FHLB (r)	1,845,000	1,845,000
Calhoun County Alabama Economic Development Council Revenue, 0.54%, 4/1/21,
LOC: Bank of America (r)	800,000	800,000
CIDC-Hudson House LLC New York Revenue, 0.85%, 12/1/34,
LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	480,000	480,000
Colorado State HFA Revenue, 0.33%, 10/15/16, LOC: Fannie Mae (r)	2,900,000	2,900,000
Congress/Commons LLC, 0.36%, 12/1/50, LOC: First Chicago Bank & Trust,
C/LOC: FHLB (r)	2,000,000	2,000,000
Cumberland County Pennsylvania Municipal Authority Revenue, 0.33%, 1/1/41,
LOC: KBC Bank (r)	1,580,000	1,580,000
District of Columbia Revenue, 0.32%, 4/1/38, LOC: PNC Bank (r)	405,000	405,000
Erie County New York Industrial Development Agency Revenue, 0.37%, 4/1/32,
LOC: HSBC USA (r)	1,605,000	1,605,000
Florida State Housing Finance Corp. MFH Revenue, 0.32%, 10/15/32, LOC: Fannie Mae (r)	170,000	170,000
Four Fishers LLC, 0.51%, 4/1/24, LOC: Bank of America (r)	1,000,000	1,000,000
Gillette Wyoming Pollution Control Revenue, 0.32%, 1/1/18, LOC: Barclays Bank (r)	3,400,000	3,400,000
Goshen Indiana Economic Development Revenue, 0.33%, 10/1/42,
LOC: JPMorgan Chase Bank (r)	940,000	940,000
HBPWH Building Co., 0.34%, 11/1/22, LOC: Wells Fargo Bank (r)	905,000	905,000
Hopkinsville Kentucky Industrial Building LO Revenue, 0.45%, 8/1/24,
LOC: Comerica Bank (r)	1,145,000	1,145,000
Illinois State Development Finance Authority Revenue, 0.39%, 6/1/19,
LOC: Northern Trust Co. (r)	200,000	200,000
Iowa State Finance Authority IDA Revenue, 0.36%, 11/1/17, LOC: Societe Generale (r)	2,930,000	2,930,000
Kansas City Missouri IDA & MFH Revenue, 0.33%, 9/15/32, LOC: Fannie Mae (r)	1,050,000	1,050,000
Legacy Park LLC, 0.71%, 1/1/50, LOC: Fifth Third Bank (r)	3,000,000	3,000,000
Louisiana State Housing Finance Agency Revenue, 0.34%, 3/15/37, LOC: Fannie Mae (r)	2,035,000	2,035,000
Marietta Georgia Housing Authority MFH Revenue, 0.27%, 7/1/24, LOC: Freddie Mac (r)	2,000,000	2,000,000
Martin Luther Foundation, Inc., 0.51%, 9/1/11, LOC: KBC Bank (r)	5,000	5,000
Maryland State Health & Higher Educational Facilities Authority Revenue, 0.41%, 7/1/34,
LOC: Bank of America (r)	500,000	500,000
Massachusetts State Development Finance Agency Revenue, 0.53%, 9/1/16, LOC: TD Bank (r)	820,000	820,000
Michigan State Hospital Finance Authority Revenue, 0.34%, 3/1/30, LOC: Comerica Bank (r)	600,000	600,000
Michigan State Strategic Fund LO Revenue, 0.36%, 3/1/39, LOC: Deutsche Bank (r)	1,000,000	1,000,000
Milpitas California MFH Revenue, 0.25%, 8/15/33, LOC: Fannie Mae (r)	200,000	200,000

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	PrIncipal
VARIABLE RATE DEMAND NOTES - CONT’D	amount	value
Mississippi State Business Finance Corp. Revenue:
0.33%, 3/1/17, LOC: PNC Bank (r)	$200,000	$200,000
0.36%, 12/1/39, LOC: Midland State Bank, C/LOC: FHLB (r)	2,200,000	2,200,000
Missouri State Health & Educational Facilities Authority Revenue:
0.33%, 8/1/31, LOC: US Bank (r)	990,000	990,000
0.33%, 12/1/35, LOC: Commerce Bank (r)	300,000	300,000
Montgomery County Pennsylvania Redevelopment Authority MFH Revenue, 0.27%, 8/15/31,
LOC: Fannie Mae (r)	920,000	920,000
Morehead Kentucky League of Cities Funding Trust Lease Program Revenue, 0.33%, 6/1/34,
LOC: U.S. Bank (r)	157,000	157,000
Nevada State Housing Division Revenue, 0.32%, 4/15/39, LOC: Fannie Mae (r)	2,700,000	2,700,000
New Britain Connecticut GO Revenue, 0.36%, 2/1/26, LOC: Bank of America (r)	515,000	515,000
New York City Housing Development Corp. MFH Revenue:
0.30%, 6/15/34, LOC: Fannie Mae (r)	200,000	200,000
0.30%, 12/1/35, LOC: Freddie Mac (r)	195,000	195,000
0.28%, 11/15/37, LOC: Fannie Mae (r)	185,000	185,000
New York Metropolitan Transportation Authority Revenue, 0.33%, 11/1/35,
LOC: BNP Paribas (r)	3,300,000	3,300,000
New York State Dormitory Authority Revenue, 0.28%, 7/1/38, LOC: TD Bank (r)	1,000,000	1,000,000
New York State Housing Finance Agency Revenue:
0.30%, 5/15/37, LOC: Fannie Mae (r)	3,200,000	3,200,000
0.24%, 5/1/42, LOC: Wells Fargo Bank (r)	620,000	620,000
New York State MMC Corp. Revenue, 0.85%, 11/1/35, LOC: JPMorgan Chase Bank (r)	1,920,000	1,920,000
Orange County Florida HFA MFH Revenue, 0.38%, 10/15/32, CF: Fannie Mae (r)	570,000	570,000
Osprey Properties Company, LLC, 0.29%, 6/1/27, LOC: Wells Fargo Bank (r)	400,000	400,000
Palm Beach County Florida Revenue, 0.57%, 1/1/34, LOC: TD Bank (r)	1,020,000	1,020,000
Peoploungers, Inc., 0.45%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	105,000	105,000
Rathbone LLC, 0.45%, 1/1/38, LOC: Comerica Bank (r)	1,525,000	1,525,000
Rex Lumber LLC, 0.34%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB (r)	1,100,000	1,100,000
Rhode Island State Health & Educational Building Corp. Revenue, 0.42%, 12/1/31,
LOC: RBS Citizens (r)	640,000	640,000
Rhode Island State Student Loan Authority Revenue, 0.25%, 6/1/48, LOC: State Street Bank (r)	2,500,000	2,500,000
Shawnee Kansas Private Activity Revenue, 0.65%, 12/1/12, LOC: JPMorgan Chase Bank (r)	350,000	350,000
South Dakota State Housing Development Authority Revenue, 0.32%, 1/1/44,
CF: Freddie Mac (r)	520,000	520,000
St. Paul Minnesota Port Authority Revenue, 0.32%, 6/1/11, LOC: US Bank (r)	40,000	40,000
Tucson Arizona IDA Revenue, 0.33%, 1/15/32, LOC: Fannie Mae (r)	1,255,000	1,255,000
Vermont State Educational & Health Buildings Financing Agency Revenue, 0.36%, 6/1/22,
LOC: Chittenden Trust Company, C/LOC: Wells Fargo Bank (r)	440,000	440,000
Warrior Roofing Manufacturing of Georgia LLC, 0.50%, 12/15/34, LOC: Bank of Tuscaloosa,
C/LOC: FHLB (r)	1,930,000	1,930,000
Westchester County New York Industrial Development Agency Revenue, 0.78%, 1/1/34,
LOC: Sovereign Bank, C/LOC: Banco Santander (r)	3,000,000	3,000,000
Wilkes-Barre Pennsylvania GO, 0.34%, 11/1/25, LOC: PNC Bank (r)	2,645,000	2,645,000

Total Variable Rate Demand Notes (Cost $71,627,000)		71,627,000

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	PrIncipal
U.S. GOVERNMENT AGENICES AND INSTRUMENTALITIES - 7.1%	amount	value
Fannie Mae Discount Notes, 5/4/11	$2,000,000	$1,998,087
Federal Home Loan Bank:
0.35%, 4/1/11	1,000,000	999,862
0.70%, 4/18/11	1,000,000	1,000,412
0.80%, 5/6/11	1,000,000	1,000,829
0.50%, 12/23/11	1,000,000	1,000,000

Total U.S. Government Agencies and Instrumentalities (Cost $5,999,190)		5,999,190

u.s. treasury - 3.5%
United States Treasury Notes:
0.875%, 3/31/11	1,000,000	1,001,032
0.875%, 5/30/11	2,000,000	2,005,280

Total U.S. Treasury (Cost $3,006,312)		3,006,312

TOTAL INVESTMENTS (Cost $84,932,502) - 100.0%		84,932,502
Other assets and liabilities, net - 0.0%		(19,415)
net assets - 100%		$84,913,087

net assets consIst of:
Paid-in capital applicable to 84,956,718 shares of common
stock outstanding; $0.01 par value, 2,000,000,000 shares authorized		$84,913,087

net assets		$84,913,087

net asset value Per share		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Explanation of Guarantees:

C/LOC: Confirming Letter of Credit CF: Credit Facility LOC: Letter of Credit

Abbreviations:
FHLB: Federal Home Loan Bank
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
MFH: Multi-Family Housing

See notes to financial statements.

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	STATEMENT OF OPERATIONS
	YEAR ENDED DECEMBER 31, 2010

NET INVESTMENT INCOME
Investment Income:
Interest income		$419,119

Expenses:
Investment advisory fee		184,241
Transfer agency fees and expenses		13,820
Accounting fees		14,655
Directors’ fees and expenses		10,906
Administrative fees		46,060
Custodian fees		22,266
Reports to shareholders		22,186
Professional fees		28,341
Miscellaneous		6,580
Total expenses		349,055
Reimbursement from Advisor		(17,075)
Fees paid indirectly		(346)
Net expenses		331,634

net Investment Income		87,485

realIzeD gaIn (loss) on Investments
Net realized gain (loss)		—

net realIzeD gaIn (loss)
on Investments		—

Increase (Decrease) In net assets
resultIng from oPeratIons		$87,485

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year enDeD
	December 31,	December 31,
Increase (Decrease) In net assets	2010	2009
Operations:
Net investment income	$87,485	$1,149,866
Net realized gain (loss)	—	2,122

Increase (Decrease) In net assets
resultIng from oPeratIons	87,485	1,151,988

Distributions to shareholders from:
Net investment income	(87,810)	(1,151,135)
Net realized gain	(2,087)	(27,956)
Total distributions	(89,897)	(1,179,091)

Capital share transactions:
Shares sold	46,647,305	39,511,120
Reinvestment of distributions	90,108	1,185,999
Shares redeemed	(61,121,328)	(86,870,867)
Total capital share transactions	(14,383,915)	(46,173,748)

total Increase (Decrease) In net assets	(14,386,327)	(46,200,851)

net assets
Beginning of year	99,299,414	145,500,265
End of year (including undistributed net investment income of $0 and $1,077, respectively)	$84,913,087	$99,299,414

caPItal share actIvIty
Shares sold	46,647,305	39,511,120
Reinvestment of distributions	90,108	1,185,999
Shares redeemed	(61,121,328)	(86,870,867)
Total capital share activity	(14,383,915)	(46,173,748)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP Money Market Portfolio (the “Portfolio”), formerly known as Ameritas Money Market Portfolio, a series of Calvert Variable Series, Inc. (“CVS” or the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities held by the Portfolio are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	valuatIon Inputs
Investments In securItIes	level 1	level 2	level 3	total
U.S. Government Obligations	—	$9,005,502	—	$9,005,502
Municipal Obligations	—	4,300,000	—	4,300,000
Variable Rate Demand Notes	—	71,627,000	—	71,627,000
TOTAL	—	$84,932,502	—	$84,932,502

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Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (“the Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company (“UNIFI”). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio’s average daily net assets. Under the terms of the agreement, $14,490 was payable at year end. In addition, $5,976 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .36%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio’s average daily net assets. Under the terms of the agreement, $3,623 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolios. For its service, CSSI received a fee of $10,512 for the year ended December 31, 2010. Under the terms of the agreement, $806 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions from:
Ordinary income	$87,810	$1,179,091
Long term capital gain	2,087	—
Total	$89,897	$1,179,091

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Undistributed ordinary income	$0
Undistributed long term capital gain	$0
Federal income tax cost of investments	$84,932,502

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and

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regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to tax-exempt income and rechar-acterization of dividends.

Undistributed net investment income	($752)
Accumulated net realized gain (loss)	(35)
Paid-in capital	787

The Portfolio may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2010, such purchase and sale transactions were $89,550,000 and $74,870,000, respectively.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$19,216	1.51%	$1,500,012	December 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE F — OTHER

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Also, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates $2,087 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

		years ended
	December 31,	December 31,	December 31,
	2010	2009	2008
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.001	.009	.030
Total from investment operations	.001	.009	.030
Distributions from:
Net investment income	(.001)	(.009)	(.030)
Net realized gain	**	—	—
Total distributions	(.001)	(.009)	(.030)
Total increase (decrease) in net asset value	—	—	—
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.10%	.89%	3.01%
Ratios to average net assets: A
Net investment income	.09%	.92%	2.97%
Total expenses	.38%	.39%	.37%
Expenses before offsets	.36%	.36%	.37%
Net expenses	.36%	.36%	.36%
Net assets, ending (in thousands)	$84,913	$99,299	$145,500

		years enDeD
		DecemBer 31,	DecemBer 31,
		2007	2006
Net asset value, at beginning		$1.00	$1.00
Income from investment operations:
Net investment income		.049	.047
Total from investment operations		.049	.047
Distributions from:
Net investment income		(.049)	(.047)
Total increase (decrease) in net asset value		—	—
Net asset value, ending		$1.00	$1.00

Total return*		5.05%	4.80%
Ratios to average net assets: A
Net investment income		4.94%	4.70%
Total expenses		.38%	.38%
Expenses before offsets		.37%	.37%
Net expenses		.36%	.36%
Net assets, ending (in thousands)		$100,005	$82,698

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangments. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
*	Total return is not annualized for periods less than one year.
**	Distribution was less than $.001 per share.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satis-fied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

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In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had outperformed its Lipper index and was above the median of its peer group for the one-, three- and five-year periods ended June 30, 2010. Based upon its review, the Board concluded that the Portfolio’s performance is satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were also below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s growth and size on its performance and fees. Although the Portfolio’s advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio’s advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

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Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

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Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

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Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP MONEY MARKET PORTFOLIO ANNUAL REPORT (UNAUDITED) 27

Calvert VP Mid Cap Value Portfolio
(formerly, Ameritas MidCap Value Portfolio)

Annual Report
December 31, 2010

Calvert INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

4	Portfolio Manager Remarks
7	Shareholder Expense Example
8	Report of Independent Registered
Public Accounting Firm
9	Statement of Net Assets
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Notes to Financial Statements
22	Financial Highlights
24	Explanation of Financial Tables
25	Proxy Voting
25	Availability of Quarterly Portfolio Holdings
25	Basis for Board’s Approval of Investment
Advisory Contracts
29	Director and Officer Information Table

CALVERT VP MID CAP VALUE PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Columbia Management Investment Advisors, LLC, Subadvisor

Performance

While Calvert VP Mid Cap Value Portfolio had a strong year ended December 31, 2010 with a gain of 24.02%, it slightly underperformed the Russell Midcap Value Index’s return of 24.75% for the period. A variety of factors caused the lag.

ProPosed merger

The Directors of Calvert Variable Series, Inc. have approved Calvert’s recommendation to solicit a shareholder vote for the merger of Calvert VP Mid Cap Value Portfolio into Calvert VP S&P MidCap 400 Index Portfolio. Shareholders of Calvert VP Mid Cap Value Portfolio will be asked to vote on the merger and must approve it before any change may take place. Proxy materials, including the proposed Agreement and Plan of Reorganization and a further explanation of the proposed changes, will be sent to shareholders.

Investment clImate

While the U.S. equity markets had solid double-digit gains for 2010, the strong performance masked rather high volatility and significant fluctuations in investor sentiment during the year. In the early months of 2010, improving news about the economic recovery and strong overall corporate earnings drove a rather robust advancement before investor sentiment weakened from late April through June.

Heightened concerns about the economy made investors more skeptical about the sustainability of

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.10)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

the recovery. Stabilized but persistently high unemployment levels and a drop in home sales after the home-buyer tax credit expired on April 30 hurt as well. Furthermore, the combination of the sovereign debt crises in Greece and peripheral European nations, fears of cooling economic growth in China, and news about U.S. financial regulation reform renewed concerns about global economic growth.

Stabilizing global markets drove most of the major U.S. equity indices to their best gains in a year in July. However, they

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 4

declined again in August as fears of a double-dip recession dominated and momentum in the U.S. labor market appeared to be waning.
	ECONOMIC SECTORS	% OF TOTAL INVESTMENTS

However, expectations of more quantitative easing measures from the Federal Reserve helped spark a September to October rally. Other key factors were the apparent re-acceleration of the U.S. economy, indications of a soft landing for China at a rather high level of gross domestic product (GDP), and reports from numerous industry conferences that corporate profitability was in line with or better than consensus estimates.	Consumer Discretionary	14.0%
	Consumer Staples	3.2%
	Energy	10.0%
	Financials	19.0%
	Health Care	9.4%
	Industrials	19.4%
	Information Technology	8.9%
Subsequent profit-taking, continued debt problems in Europe, renewed concerns about growth and inflation in China, and possible compromises in the extension of Bush tax cuts drove the U.S. equity market slightly lower by the end of November despite decent U.S. economic news.	Materials	8.3%
	Telecommunication Services	2.1%
	Utilities	5.7%
	Total	100%

December proved to be a strong month, reflecting confidence that 2011 will be a good year for both the economy and stocks. Of course, the nation’s persistently high unemployment levels remained a serious concern. Still, positive investor sentiment and an apparent re-acceleration of growth in China pushed commodity prices and consumer spending higher. In all, the equity markets ended 2010 higher for the second year in a row.

PortfolIo strategy

While there was notable rotation among relative sector performance during the year, all sectors of the Russell Midcap Value Index ended with gains. Without a clear trend regarding defensive versus economically sensitive sectors, the best performers in the Index were Telecommunications, Energy, and Consumer Discretionary. Weak performers were Utilities, Information Technology, and Health Care.

The Portfolio generated strong absolute returns but modestly lagged the benchmark due to a combination of sector allocation, industry allocation, and stock selection decisions. Industry positioning within Financials detracted the most due to an underweight to banks and real estate investment trusts (REITs), which were the two best-performing segments, and a higher allocation to the lagging insurance industry. A position in reinsurance company Everest Re was particularly disappointing.

A sizable allocation to and stock selection within Information Technology, the second-worst performer in the Index, also hampered results. In particular, switching solutions provider Brocade Communications Systems, software developer Adobe Systems, and semiconductor company LSI underperformed.

A modest exposure to and industry positioning within the strong-performing Consumer Discretionary sector hurt as well. The Portfolio had underweights to the media and auto parts industries, which performed particularly well. However, a position in Goodyear Tire hurt performance.

Finally, building a position in for-profit education companies during the fourth quarter proved premature. Still, the holdings were attractively valued following a period of underperformance by the industry and, in our view, prospects for for-profit education in 2011 remain attractive.

On the positive side, significant allocations to and effective stock selection within Industrials and Materials boosted results as both outpaced the Index. Within Industrials, machinery company Eaton, diversified manufacturer Cooper Industries, and engineering and construction company Chicago Bridge & Iron were especially strong performers.

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 5

In Materials, chemical companies Huntsman and Lubrizol and metals and mining company Freeport-McMoRan Copper & Gold were outstanding performers. In the Energy sector, Energy services companies McDermott International and Smith International as well as exploration and production company Newfield Exploration each added notable value. (Smith International merged with Schlumberger effective August 2010.) Another positive contributor was an underweight to Utilities, which was the weakest-performing sector within the Index.

Over the year, we increased our positions in the Consumer Discretionary, Health Care, and Materials sectors and reduced our holdings in Utilities, Telecommunications, Industrials, and Energy.

outlook

We believe that volatility and the rotation in outperformance among sectors and industries will likely continue over the early months of 2011. This is due to several important macroeconomic factors, including the new balance of power in the U.S. government following the 2010 mid-term elections and the debate over and reactions by various countries to the massive liquidity being pumped into the global economy.

In our view, the ultimate outcome may be a trend toward equalization of GDP growth rates between emerging and developed market economies as the year progresses. Similarly, we may see a narrowing in the performance differential between more economically sensitive, cyclical sectors and classically defensive market sectors.

Given this backdrop for the year ahead, we believe equity outperformance is likely to be less defined by regional and sector trends than in 2010. Instead, we anticipate industry and individual stock selection will be increasingly critical to results going forward. Therefore, across all sectors, we intend to maintain our steadfast focus on individual stock selection. We will also plan to continue to increase positions in individual stocks when we believe we have identified factors that other investors have either missed, ignored, or strongly disagree with, and that have the potential to drive the shares higher.

Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific opportunities to add value for our shareholders.

January 2011

Note: Riversource Investments LLC, the Subadvsior to Calvert VP Mid Cap Value Portfolio, changed its name to Columbia Management Investment Advisors, LLC.

As of December 31, 2010, the following companies represented the following percentages of Portfolio net assets: Everest Re 0.8%, Brocade Communications Systems 0%, Adobe Systems 0%, LSI 2.0% Goodyear Tire 0%, Eaton 1.44%, Cooper Industries 1.91%, Chicago Bridge & Iron 0.96%, Huntsman 0.86%, Lubrizol 0.83%, Freeport-McMoRan 0.99%, McDermott International 1.32%, Smith International 0.84%, Newfield Exploration 1.84%, and Schlumberger 0%. Portfolio holdings are subject to change at any time.

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 6

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,314.10	$7.50

Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.72	$6.55

* Expenses are equal to the Fund’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc.
and Shareholders of Calvert VP Mid Cap Value Portfolio:

We have audited the accompanying statement of statement of net assets of the Calvert VP Mid Cap Value Portfolio (formerly, the Ameritas MidCap Value Portfolio) (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Mid Cap Value Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 25, 2011

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 8

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

EQUITY SECURITIES - 98.1%	shares	value
Aerospace & Defense - 1.3%
Goodrich Corp.	2,758	$242,897

Airlines - 1.4%
AMR Corp.*	4,189	32,632
Delta Air Lines, Inc.*	6,634	83,589
United Continental Holdings, Inc.*	3,941	93,875
US Airways Group, Inc.*	5,827	58,328
		268,424

Auto Components - 0.2%
TRW Automotive Holdings Corp.*	698	36,785

Automobiles - 0.7%
Ford Motor Co.*	8,596	144,327

Building Products - 0.8%
A.O. Smith Corp.	4,284	163,135

Capital Markets - 1.3%
Artio Global Investors, Inc	2,547	37,568
Invesco Ltd.	8,591	206,699
		244,267

Chemicals - 4.8%
Agrium, Inc	1,659	152,213
Eastman Chemical Co.	3,166	266,197
Huntsman Corp	10,574	165,060
Lubrizol Corp.	1,511	161,496
PPG Industries, Inc	2,225	187,056
		932,022

Commercial Banks - 5.7%
CIT Group, Inc.*	8,510	400,821
Comerica, Inc.	3,480	146,995
Cullen/Frost Bankers, Inc.	993	60,692
Fifth Third Bancorp	9,963	146,257
Huntington Bancshares, Inc	10,016	68,810
KeyCorp	9,879	87,429
SunTrust Banks, Inc.	4,347	128,280
TCF Financial Corp.	4,296	63,624
		1,102,908

Commercial Services & Supplies - 0.5%
Ritchie Bros. Auctioneers, Inc	4,304	99,207

Computers & Peripherals - 0.6%
Western Digital Corp.*	3,521	119,362

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - CONT’D	shares	value
Construction & Engineering - 3.4%
Chicago Bridge & Iron Co. NV, NY Shares*	5,623	$184,997
Fluor Corp.	1,716	113,702
Foster Wheeler AG*	3,788	130,762
Jacobs Engineering Group, Inc.*	2,519	115,496
KBR, Inc	3,452	105,182
		650,139

Containers & Packaging - 0.2%
Smurfit-Stone Container Corp.*	1,256	32,154

Diversified Consumer Services - 1.3%
Apollo Group, Inc.*	1,215	47,980
Capella Education Co.*	732	48,736
Career Education Corp.*	2,579	53,463
Corinthian Colleges, Inc.*	4,990	25,998
DeVry, Inc.	947	45,437
ITT Educational Services, Inc.*	555	35,348
		256,962

Diversified Financial Services - 0.4%
Pico Holdings, Inc.*	2,467	78,451

Diversified Telecommunication Services - 1.9%
CenturyLink, Inc.	1,993	92,017
Qwest Communications International, Inc.	15,243	115,999
Windstream Corp.	11,712	163,265
		371,281

Electric Utilities - 1.8%
Allegheny Energy, Inc.	5,162	125,127
Pepco Holdings, Inc	7,412	135,269
Pinnacle West Capital Corp	2,246	93,097
		353,493

Electrical Equipment - 3.3%
Babcock & Wilcox Co.*	4,203	107,555
Cooper Industries plc	6,361	370,783
Rockwell Automation, Inc.	2,105	150,949
		629,287

Electronic Equipment & Instruments - 1.1%
Avnet, Inc.*	6,488	214,299

Energy Equipment & Services - 4.4%
Cameron International Corp.*	2,968	150,566
Helix Energy Solutions Group, Inc.*	6,834	82,965
McDermott International, Inc.*	12,378	256,101
Nabors Industries Ltd.*	8,691	203,891
Noble Corp	2,361	84,453
Oceaneering International, Inc.*	887	65,310
		843,286

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 10

EQUITY SECURITIES - CONT’D	shares	value
Gas Utilities - 0.2%
Questar Corp.	2,041	$35,534

Health Care Equipment & Supplies - 1.0%
Boston Scientific Corp.*	25,042	189,568

Health Care Providers & Services - 2.1%
CIGNA Corp	7,597	278,506
Universal Health Services, Inc., Class B	2,787	121,012
		399,518

Hotels, Restaurants & Leisure - 1.8%
Penn National Gaming, Inc.*	6,495	228,299
Royal Caribbean Cruises Ltd.*	2,446	114,962
		343,261

Household Durables - 1.4%
D.R. Horton, Inc	3,111	37,114
KB Home	1,570	21,179
Lennar Corp.	1,953	36,619
Mohawk Industries, Inc.*	1,721	97,684
Stanley Black & Decker, Inc.	1,185	79,241
		271,837

Insurance - 8.3%
AON Corp	1,122	51,623
Assurant, Inc.	3,333	128,387
AXIS Capital Holdings Ltd	4,213	151,162
Everest Re Group Ltd.	1,825	154,797
Lincoln National Corp	7,536	209,576
PartnerRe Ltd.	2,135	171,547
Transatlantic Holdings, Inc	1,763	91,006
XL Group plc	29,640	646,745
		1,604,843

IT Services - 0.7%
Computer Sciences Corp.	2,899	143,790

Leisure Equipment & Products - 1.3%
Hasbro, Inc.	5,219	246,232

Life Sciences - Tools & Services - 3.9%
Agilent Technologies, Inc.*	9,371	388,241
Life Technologies Corp.*	6,690	371,295
		759,536

Machinery - 5.3%
AGCO Corp.*	3,438	174,169
Eaton Corp.	2,755	279,660
Ingersoll-Rand plc	1,761	82,925
Manitowoc Co., Inc	6,950	91,115
Navistar International Corp.*	1,844	106,786

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - CONT’D	shares	value
Machinery - Cont’d
Parker Hannifin Corp.	1,745	$150,594
Terex Corp.*	4,258	132,168
		1,017,417

Media - 2.4%
Liberty Media Corp. - Starz*	1,256	83,499
National CineMedia, Inc.	11,360	226,177
Regal Entertainment Group	12,713	149,251
		458,927

Metals & Mining - 2.0%
Cliffs Natural Resources, Inc	983	76,684
Freeport-McMoRan Copper & Gold, Inc	1,587	190,583
Steel Dynamics, Inc.	3,885	71,095
United States Steel Corp.	862	50,358
		388,720

Multiline Retail - 2.8%
Macy’s, Inc	13,563	343,144
Nordstrom, Inc.	4,701	199,228
		542,372

Multi-Utilities - 3.1%
Centerpoint Energy, Inc.	9,466	148,805
DTE Energy Co	3,637	164,829
Sempra Energy	2,316	121,544
Wisconsin Energy Corp.	2,960	174,226
		609,404

Oil, Gas & Consumable Fuels - 7.2%
Alpha Natural Resources, Inc.*	3,703	222,291
El Paso Corp.	11,097	152,695
Enbridge, Inc.	4,568	257,635
EQT Corp.	1,776	79,636
Newfield Exploration Co.*	4,946	356,656
Pioneer Natural Resources Co	781	67,806
QEP Resources, Inc.	1,165	42,301
Southwestern Energy Co.*	1,356	50,755
Ultra Petroleum Corp.*	950	45,382
Whiting Petroleum Corp.*	979	114,729
		1,389,886

Paper & Forest Products - 1.2%
Domtar Corp.	1,372	104,162
Louisiana-Pacific Corp.*	13,000	122,980
		227,142

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 12

EQUITY SECURITIES - CONT’D	shares	value
Pharmaceuticals - 4.2%
Forest Laboratories, Inc.*	5,951	$190,313
Hospira, Inc.*	1,736	96,678
Mylan, Inc.*	17,171	362,823
Watson Pharmaceuticals, Inc.*	3,337	172,356
		822,170

Real Estate Investment Trusts - 2.9%
AvalonBay Communities, Inc.	695	78,222
Boston Properties, Inc	567	48,819
Equity Residential	1,544	80,211
Pebblebrook Hotel Trust	2,242	45,557
ProLogis	9,093	131,303
Rayonier, Inc.	1,665	87,446
Ventas, Inc	1,798	94,359
		565,917

Road & Rail - 1.8%
Con-way, Inc.	1,159	42,385
JB Hunt Transport Services, Inc.	702	28,649
Kansas City Southern*	3,976	190,291
Knight Transportation, Inc.	652	12,388
Landstar System, Inc.	593	24,277
Old Dominion Freight Line, Inc.*	691	22,105
Werner Enterprises, Inc.	865	19,549
		339,644

Semiconductors & Semiconductor Equipment - 2.9%
LSI Corp.*	63,278	379,035
Microchip Technology, Inc	3,402	116,382
NXP Semiconductor NV*	2,933	61,388
		556,805

Software - 1.4%
Autodesk, Inc.*	2,581	98,594
BMC Software, Inc.*	3,470	163,576
		262,170

Specialty Retail - 0.7%
Abercrombie & Fitch Co.	2,402	138,427

Textiles, Apparel & Luxury Goods - 1.1%
VF Corp.	2,543	219,156

Tobacco - 3.1%
Lorillard, Inc.	7,376	605,275

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - CONT’D	shares	value
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp.*	8,199	$34,682

Total Equity Securities (Cost $14,313,646)		18,954,919

TOTAL INVESTMENTS (Cost $14,313,646) - 98.1%		18,954,919
Other assets and liabilities, net - 1.9%		361,784
net assets - 100%		$19,316,703

net assets consIst of:
Paid-in capital applicable to 1,152,831 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$31,286,984
Undistributed net investment income		14,794
Accumulated net realized gain (loss) on investments		(16,626,348)
Net unrealized appreciation (depreciation) on investments		4,641,273

net assets		$19,316,703

net asset value Per share		$16.76

* Non-income producing security.

See notes to financial statements.

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 14

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $2,357)	$324,255
Interest income	2,340
Total investment income	326,595

Expenses:
Investment advisory fee	171,217
Transfer agency fees and expenses	2,792
Accounting fees	2,932
Directors’ fees and expenses	2,268
Administrative fees	9,305
Custodian fees	24,277
Reports to shareholders	22,341
Professional fees	21,334
Miscellaneous	5,968
Total expenses	262,434
Fees waived	(18,611)
Fees paid indirectly	(362)
Net expenses	243,461

net Investment Income	83,134

realIzed and unrealIzed gaIn (loss)
Net realized gain (loss) on:
Investments	1,075,071
Foreign currency transactions	(97)
1,074,974

Change in unrealized appreciation (depreciation) on:
Investments	2,842,880

net realIzed and unrealIzed
gaIn (loss)	3,917,854

Increase (decrease) In net assets
resultIng from oPeratIons	$4,000,988

See notes to financial statements.

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 15

STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2010	2009
Operations:
Net investment income	$83,134	$251,605
Net realized gain (loss)	1,074,974	(8,865,476)
Change in unrealized appreciation (depreciation)	2,842,880	15,120,044

Increase (decrease) In net assets
resultIng from oPeratIons	4,000,988	6,506,173

Distributions to shareholders from:
Net investment income	(65,672)	(295,320)
Total distributions	(65,672)	(295,320)

Capital share transactions:
Shares sold	668,019	831,700
Reinvestment of distributions	65,672	295,320
Shares redeemed	(4,812,396)	(13,171,068)
Total capital share transactions	(4,078,705)	(12,044,048)

total Increase (decrease) In net assets	(143,389)	(5,833,195)

net assets
Beginning of year	19,460,092	25,293,287
End of year (including undistributed net investment income
of $14,794 and $13,212, respectively)	$19,316,703	$19,460,092

caPItal share actIvIty
Shares sold	47,209	87,128
Reinvestment of distributions	3,916	21,573
Shares redeemed	(333,511)	(1,226,548)
Total capital share activity	(282,386)	(1,117,847)

See notes to financial statements.

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 16

NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP Mid Cap Value Portfolio (the “Portfolio”), formerly known as Ameritas MidCap Value Portfolio, a series of Calvert Variable Series, Inc. (“CVS” or the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 17

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	valuatIon Inputs
Investments In securItIes	level 1	level 2	level 3	total
Equity Securities*	$18,954,919	—	—	$18,954,919
TOTAL	$18,954,919	—	—	$18,954,919

*For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 18

return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .92% of the Portfolio’s average daily net assets. Under terms of the agreement, $13,357 was payable at year end. In addition $6,509 was payable at year end for operating expenses paid by the Advisor during December 2010. For the year ended December 31, 2010, the Advisor voluntarily waived $18,611 of its fee.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio’s average daily net assets. Under the terms of the agreement, $814 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $768 for the year ended December 31, 2010. Under the terms of the agreement, $77 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $9,297,792 and $13,615,150, respectively.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-16	($7,214,485)
31-Dec-17	(8,907,251)

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 19

ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$65,672	$295,320
Total	$65,672	$295,320

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$4,257,462
Unrealized (depreciation)	(120,801)
Net unrealized appreciation/(depreciation)	$4,136,661

Undistributed ordinary income	$14,794
Capital loss carryforward	($16,121,736)

Federal income tax cost of investments	$14,818,258

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and real estate investment trusts.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are foreign currency transactions and real estate investment trusts.

Undistributed net investment income	($15,880)
Accumulated net realized gain (loss)	15,880

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 20

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$168	1.57%	$61,322	May 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE F — OTHER

On December 9, 2010, the Board of Directors approved a resolution to reorganize the Calvert VP Mid Cap Value Portfolio into the Calvert VP S&P MidCap 400 Index Portfolio. Shareholders of Calvert VP Mid Cap Value Portfolio will be asked to vote on the reorganization and must approve it before any change may take place.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 21

financial highlightS

	years ended
	December 31,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$13.56	$9.91	$19.98
Income from investment operations:
Net investment income	.07	.20	.17
Net realized and unrealized gain (loss)	3.19	3.66	(9.01)
Total from investment operations	3.26	3.86	(8.84)
Distributions from:
Net investment income	(.06)	(.21)	(.13)
Net realized gain	—	—	(1.10)
Total distributions	(.06)	(.21)	(1.23)
Total increase (decrease) in net asset value	3.20	3.65	(10.07)
Net asset value, ending	$16.76	$13.56	$9.91

Total return*	24.02%	38.92%	(44.13%)
Ratios to average net assets: A
Net investment income	.45%	1.19%	.84%
Total expenses	1.41%	1.36%	1.22%
Expenses before offsets	1.31%	1.26%	1.12%
Net expenses	1.31%	1.26%	1.10%
Portfolio turnover	51%	26%	54%
Net assets, ending (in thousands)	$19,317	$19,460	$25,293

		years ended
		decemBer 31,	decemBer 31,
		2007	2006
Net asset value, beginning		$23.49	$22.15
Income from investment operations:
Net investment income		.10	.02
Net realized and unrealized gain (loss)		1.10	3.00
Total from investment operations		1.20	3.02
Distributions from:
Net investment income		(.09)	(.02)
Net realized gain		(4.62)	(1.66)
Total distributions		(4.71)	(1.68)
Total increase (decrease) in net asset value		(3.51)	1.34
Net asset value, ending		$19.98	$23.49

Total return*		5.04%	13.59%
Ratios to average net assets: A
Net investment income		.44%	.08%
Total expenses		1.14%	1.15%
Expenses before offsets		1.07%	1.15%
Net expenses		1.04%	1.11%
Portfolio turnover		123%	56%
Net assets, ending (in thousands)		$63,444	$61,440

See notes to financial highlights.

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 22

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT 23

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED) 24

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio

CALVERT VP MID CAP VALUE ANNUAL REPORT (UNAUDITED) 25

and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had outperformed its Lipper index for the one- and three-year periods ended June 30, 2010 and underperformed its Lipper index for the five-year period ended June 30, 2010. The Portfolio performed above the median of its peer group for the one- and three-year periods ended June 30, 2010 and performed below the median of its peer group for the five-year period ended June 30, 2010. The Board took into account management’s discussion of the Portfolio’s recent performance and its plans with respect to the Portfolio. Based upon its review, the Board concluded that the Portfolio’s performance is satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED) 26

addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board took into account that the Advisor had agreed to voluntarily waive a portion of its advisory fee while the Subadvisor managed the Portfolio and maintained the current subadvisory fee. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor agreed to voluntarily waive a portion of its advisory fee and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that the Portfolio’s assets have not increased significantly over time. The Board took into account management’s plans with respect to the Portfolio and concluded that appropriate action is being taken with respect to the Portfolio.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2010 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies.

CALVERT VP MID CAP VALUE ANNUAL REPORT (UNAUDITED) 27

The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED) 28

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

CALVERT VP MID CAP VALUE ANNUAL REPORT (UNAUDITED) 29

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

CALVERT VP MID CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED) 32

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP SMALL CAP GROWTH PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Eagle Asset Management, Inc., Subadvisor

Performance

Calvert VP Small Cap Growth Portfolio returned a strong 37.51% for the 12-month period ending December 31, 2010, compared with 29.09% for the Russell 2000 Growth Index. Stock selection drove the Portfolio’s outperformance for the year.

market commentary

Growth-oriented small-cap stocks outperformed value-oriented small caps in 2010, as the benchmark Russell 2000 Growth Index appreciated 29.09% versus a gain of 24.5% for the Russell 2000 Value Index. All sectors in the benchmark posted strong returns, largely during the second half of the year. Energy, Information Technology, Materials, and Consumer Discretionary topped the list, with each up more than 32%. Yet even the relative laggards--Financials, Industrials, and Health Care--had double-digit returns. The tiny Utilities sector rose only 2.9%.

The Federal Reserve’s announcement of a second round of quantitative easing seemed to spark a sharp rally in late August. A surge in takeover activity, a rebound from overly pessimistic sentiment, and a capitulation by the Obama administration on tax increases further fueled the rally, which continued through year-end.

Portfolio review

The Portfolio significantly outperformed the benchmark Russell 2000 Growth Index for the year and finished ahead of the Index in each of the top-performing sectors cited above. While we had positive absolute returns across all sectors, Financials and Industrials were our weakest relative performers.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.10)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Three of our top-performing stocks were Rovi, Riverbed Technology, and TIBCO Software. Rovi, a provider of television guides for set-top boxes, appreciated after reaching a new patent-license agreement with Apple—which bodes well for negotiating license fees from other companies. Riverbed has had very high growth rates and an exceptionally strong

www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT 4

The Fund currently has overweights to the Energy and Consumer Discretionary sectors and underweights to Health Care, Telecommunications, and Consumer Staples.

outlook

Corporate America remains flush with cash, the bar for economic growth has been reset at lower levels, and investor sentiment remains generally pessimistic. However, a short-term correction, particularly in small caps, would not surprise us given the strength of the rally at the end of 2010. We believe most major indexes will end up with solid gains for 2011.

We are still positive on Energy and remain biased toward oil over natural gas, which remains oversupplied--a victim of its own success in exploiting unconventional reservoirs to boost production. In 2011, we believe Oasis Petroleum will benefit as the same technologies are applied to significantly enhance the performance of oil wells and prove the commercial viability of untapped source rock in the U.S.

In Industrials and Materials, we continue to favor companies with exposure to aerospace and agriculture end markets. The aerospace industry shows continued improvement from global traffic growth, increasing aircraft-production rates, and the return of previously retired aircraft to service. Therefore, we believe Triumph Group, which supplies and overhauls aerospace systems, and titanium producers RTI and Titanium Metals are well-positioned. Also higher grain prices in the fourth quarter of 2010 should continue to benefit fertilizer producer Intrepid Potash.

In Information Technology, we continue to focus on secular growth themes such as cloud computing--on-demand applications and infrastructure delivered over the internet--with SuccessFactors and Progress Software. Other themes include increased workforce mobility (EMS Technologies), security software (Fortinet and NICE-Systems), and more sophisticated network tools to cope with increasing amounts of data and video traffic (DTS, NetLogic, Riverbed Technology, and Rovi).

While we have underweighted Health Care due to the slowing growth of expenditures, we believe several areas should enjoy better-than-expected growth in early 2011. For example, Health Care information technology should be poised for growth due to a heightened focus on the adoption of electronic health records. Stimulus checks to encourage this adoption will be distributed to companies in May 2011, which in our opinion should accelerate revenue growth for names such as Quality Systems and Allscripts Health Care Solutions. Also, Thoratec should fare well with the only FDA-approved left ventricular assist device for destination therapy of congestive heart failure.

In Financials, we are biased toward companies with strong balance sheets such as optionsXpress, a history of operational

www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT 5

competence such as Redwood Trust, and/or a positive demand outlook such as Dupont Fabros Technology. Given the unemployment picture, we believe pawn shop operator Cash America will continue to be in demand. Finally, we like banks such as UMB Financial, which has not needed emergency financing.

In Consumer Discretionary, high-end hotels such as Orient Express are beginning to see increased occupancy and pricing. Visits to BJ’s Restaurants, Buffalo Wild Wings, and other casual eateries are up due to decreasing competition and modest improvements in consumer confidence. Genesco continues to expand its franchise in sporting goods, while demand for gaming supports Bally Technologies and Pinnacle Entertainment.

January 2011

As of December 31, 2010, the following companies represented the following percentages of Portfolio net assets: Rovi 2.82%, Apple 0%, Riverbed Technology 2.34%, TIBCO Software 2.08%, FormFactor 0%, Compellent Technologies 0%, Genoptix 0.63%, Oasis Petroleum 1.38%, Boeing 0%, Triumph 0.97%, RTI 0.72%, Titanium Metals 0.56%, Intrepid Potash 1.14%, SuccessFactors 1.18%, Progress Software 1.06%, EMS Technologies 1.19%, Fortinet 0.99%, NICE Systems 1.06%, DTS 2.10%, NetLogic 0.98%, Quality Systems 1.38%, Allscripts 1.31%, Thoratec 1.35%, option-sXpress 0.47%, Redwood Trust 0.77%, Dupont Fabros Technology 0.35%, Cash America 1.66%, UMB Financial 0.44%, Orient Express 0.52%, BJ’s Restaurants 1.89%, Buffalo Wild Wings 0.42%, Genesco 2.77% Bally Technologies 1.58%, and Pinnacle Entertainment 1.02%. Portfolio holdings are subject to change at any time.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,369.50	$5.97

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.16	$5.09

* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc.
and Shareholders of Calvert VP Small Cap Growth Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Small Cap Growth Portfolio (formerly, the Ameritas Small Capitalization Portfolio) (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Small Cap Growth Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 25, 2011

www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT 8

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

EQUITY SECURITIES - 100.1%	Shares	value
Aerospace & Defense - 1.0%
Triumph Group, Inc.	3,001	$268,319

Air Freight & Logistics - 0.9%
Atlas Air Worldwide Holdings, Inc.*	4,343	242,470

Airlines - 0.8%
JetBlue Airways Corp.*	35,015	231,449

Auto Components - 2.6%
American Axle & Manufacturing Holdings, Inc.*	31,623	406,672
Gentex Corp.	10,189	301,187
		707,859

Biotechnology - 2.4%
BioMarin Pharmaceutical, Inc.*	9,867	265,718
Regeneron Pharmaceuticals, Inc.*	5,628	184,767
Seattle Genetics, Inc.*	13,923	208,149
		658,634

Capital Markets - 1.2%
Duff & Phelps Corp.	11,639	196,234
optionsXpress Holdings, Inc.	8,255	129,356
		325,590

Chemicals - 3.2%
Huntsman Corp.	36,035	562,506
Intrepid Potash, Inc.*	8,471	315,884
		878,390

Commercial Banks - 0.4%
UMB Financial Corp.	2,915	120,739

Commercial Services & Supplies - 3.1%
GEO Group, Inc.*	18,720	461,635
Waste Connections, Inc.	14,842	408,600
		870,235

Communications Equipment - 3.5%
EMS Technologies, Inc.*	16,640	329,139
Riverbed Technology, Inc.*	18,448	648,816
		977,955

Construction & Engineering - 0.9%
Northwest Pipe Co.*	10,238	246,019

Construction Materials - 1.1%
Texas Industries, Inc.	6,830	312,677

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EQUITY SECURITIES - CONT’D	Shares	value
Consumer Finance - 1.7%
Cash America International, Inc.	12,498	$461,551

Diversified Consumer Services - 1.5%
Sotheby’s	9,190	413,550

Electrical Equipment - 3.5%
GrafTech International Ltd.*	27,910	553,734
Regal-Beloit Corp.	6,329	422,524
		976,258

Electronic Equipment & Instruments - 3.6%
Coherent, Inc.*	9,341	421,653
DTS, Inc.*	11,847	581,095
		1,002,748

Energy Equipment & Services - 5.5%
Lufkin Industries, Inc.	13,756	858,237
OYO Geospace Corp.*	6,787	672,660
		1,530,897

Food & Staples Retailing - 0.7%
Fresh Market, Inc.*	4,565	188,078

Health Care Equipment & Supplies - 4.5%
American Medical Systems Holdings, Inc.*	17,736	334,501
ArthroCare Corp.*	6,765	210,121
Sirona Dental Systems, Inc.*	7,952	332,235
Thoratec Corp.*	13,193	373,626
		1,250,483

Health Care Providers & Services - 2.4%
Catalyst Health Solutions, Inc.*	4,720	219,433
Centene Corp.*	11,223	284,391
Genoptix, Inc.*	9,072	172,549
		676,373

Health Care Technology - 3.8%
Allscripts Healthcare Solutions, Inc.*	18,939	364,955
MedAssets, Inc.*	13,570	273,978
Quality Systems, Inc.	5,466	381,636
Vital Images, Inc.*	3,330	46,553
		1,067,122

Hotels, Restaurants & Leisure - 7.1%
Bally Technologies, Inc.*	10,398	438,692
BJ’s Restaurants, Inc.*	14,747	522,486
Buffalo Wild Wings, Inc.*	2,660	116,641
Orient-Express Hotels Ltd.*	11,152	144,865
Pinnacle Entertainment, Inc.*	20,268	284,157
Shuffle Master, Inc.*	39,241	449,309
		1,956,150

Household Durables - 1.6%
Universal Electronics, Inc.*	15,172	430,430

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EQUITY SECURITIES - CONT’D	Shares	value
Internet Software & Services - 0.7%
Monster Worldwide, Inc.*	8,493	$200,690

Life Sciences - Tools & Services - 2.1%
Bruker Corp.*	18,242	302,817
ICON plc (ADR)*	12,656	277,167
		579,984

Machinery - 4.0%
ArvinMeritor, Inc.*	22,975	471,447
WABCO Holdings, Inc.*	10,468	637,815
		1,109,262

Metals & Mining - 1.3%
RTI International Metals, Inc.*	7,377	199,031
Titanium Metals Corp.*	9,054	155,548
		354,579

Oil, Gas & Consumable Fuels - 2.5%
Cloud Peak Energy, Inc.*	13,055	303,268
Oasis Petroleum, Inc.*	14,118	382,880
		686,148

Personal Products - 1.2%
Herbalife Ltd.	4,820	329,543

Pharmaceuticals - 0.7%
Salix Pharmaceuticals Ltd.*	4,214	197,889

Professional Services - 1.0%
FTI Consulting, Inc.*	7,533	280,830

Real Estate Investment Trusts - 1.1%
DuPont Fabros Technology, Inc.	4,533	96,417
Redwood Trust, Inc.	14,253	212,797
		309,214

Road & Rail - 1.0%
Landstar System, Inc.	6,800	278,392

Semiconductors & Semiconductor Equipment - 4.2%
Netlogic Microsystems, Inc.*	8,617	270,660
Teradyne, Inc.*	18,425	258,687
Varian Semiconductor Equipment Associates, Inc.*	8,155	301,490
Veeco Instruments, Inc.*	7,610	326,926
		1,157,763

Software - 15.4%
ANSYS, Inc.*	9,610	500,393
Compuware Corp.*	33,013	385,262
Fortinet, Inc.*	8,499	274,943
Informatica Corp.*	12,398	545,884

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EQUITY SECURITIES - CONT’D	Shares	value
Software - Cont’d
NICE Systems Ltd. (ADR)*	8,408	$293,439
Progress Software Corp.*	6,941	293,743
Radiant Systems, Inc.*	15,124	295,977
Rovi Corp.*	12,605	781,636
SuccessFactors, Inc.*	11,289	326,929
TIBCO Software, Inc.*	29,232	576,163
		4,274,369

Specialty Retail - 6.3%
Chico’s FAS, Inc.	27,454	330,272
Genesco, Inc.*	20,472	767,495
Vitamin Shoppe, Inc.*	19,232	646,965
		1,744,732

Textiles, Apparel & Luxury Goods - 0.9%
Steven Madden Ltd.*	6,200	258,664

Thrifts & Mortgage Finance - 0.7%
MGIC Investment Corp.*	18,689	190,441

Total Equity Securities (Cost $18,983,790)		27,746,476

TOTAL INVESTMENTS (Cost $18,983,790) - 100.1%		27,746,476
Other assets and liabilities, net - (0.1%)		(30,210)
net aSSetS - 100%		$27,716,266

net aSSetS conSiSt of:
Paid-in capital applicable to 634,844 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$24,538,476
Accumulated net realized gain (loss) on investments		(5,584,896)
Net unrealized appreciation (depreciation) on investments		8,762,686

net aSSetS		$27,716,266

net aSSet value Per Share		$43.66

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

NET INVESTMENT INCOME
Investment income:
Dividend income (net of foreign taxes withheld of $819)	$141,321

Expenses:
Investment advisory fee	253,952
Transfer agency fees and expenses	4,483
Accounting fees	4,681
Directors’ fees and expenses	3,693
Administrative fees	14,938
Custodian fees	15,276
Reports to shareholders	25,103
Professional fees	22,308
Miscellaneous	5,726
Total expenses	350,160
Reimbursement from Advisor	(51,170)
Fees paid indirectly	(222)
Net expenses	298,768

net inveStment income (loSS)	(157,447)

realized and unrealized gain (loSS) on inveStmentS
Net realized gain (loss)	6,071,826
Change in unrealized appreciation (depreciation)	2,468,865

net realized and unrealized gain
(loSS) on inveStmentS	8,540,691

increaSe (decreaSe) in net aSSetS
reSulting from oPerationS	$8,383,244

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2010	2009
Operations:
Net investment income (loss)	($157,447)	$31,512
Net realized gain (loss)	6,071,826	(2,275,206)
Change in unrealized appreciation (depreciation)	2,468,865	11,215,510

increaSe (decreaSe) in net aSSetS
reSulting from oPerationS	8,383,244	8,971,816

Distributions to shareholders from:
Net investment income	—	(22,242)

Capital share transactions:
Shares sold	3,051,603	4,755,933
Reinvestment of distributions	—	22,237
Shares redeemed	(19,652,717)	(3,451,596)
Total capital share transactions	(16,601,114)	1,326,574

total increaSe (decreaSe) in net aSSetS	(8,217,870)	10,276,148

net aSSetS
Beginning of year	35,934,136	25,657,988
End of year (including undistributed net
investment income of $0 and $9,270, respectively)	$27,716,266	$35,934,136

caPital Share activity
Shares sold	84,262	184,171
Reinvestment of distributions	—	693
Shares redeemed	(581,043)	(141,353)
Total capital share activity	(496,781)	43,511

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP Small Cap Growth Portfolio (the “Portfolio”), formerly known as Ameritas Small Capitalization Portfolio, a series of Calvert Variable Series, Inc. (“CVS” or the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	valuation Inputs
INVESTMENTS IN SECURITIES	level 1	level 2	level 3	total
Equity securities*	$27,746,476	—	—	$27,746,476
TOTAL	$27,746,476	—	—	$27,746,476

*For further breakdown of Equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company (“UNIFI”). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio’s average daily net assets. Under the terms of the agreement, $19,633 was payable at year end. In addition, $21,702 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is 1.00%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio’s average daily net assets. Under the terms of the agreement, $1,155 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,479 for the year ended December 31, 2010. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Under the terms of the agreement, $97 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $14,512,471 and $31,115,900, respectively.

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CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-13	($361,070)
31-Dec-16	(3,032,931)
31-Dec-17	(2,085,418)

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$—	$22,242
Total	$—	$22,242

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$9,083,693
Unrealized (depreciation)	(426,484)
Net unrealized appreciation/(depreciation)	$8,657,209

Capital loss carryforward	($5,479,419)

Federal income tax cost of investments	$19,089,267

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and real estate investment trusts.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses, expired capital losses and real estate investment trusts.

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Undistributed investment income	$148,177
Accumulated net realized gain (loss)	5,998,762
Paid-in capital	(6,146,939)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$126,876	1.56%	$973,928	June 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

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FINANCIAL HIGHLIGHTS

	years ended
	December 31,	December 31,	December 31,
	2010 (z)	2009	2008
Net asset value, beginning	$31.75	$23.58	$37.43
Income from investment operations:
Net investment income (loss)	(.18)	.03	(.12)
Net realized and unrealized gain (loss)	12.09	8.16	(13.73)
Total from investment operations	11.91	8.19	(13.85)
Distibutions from:
Net investment income	—	(.02)	—
Total distributions	—	(.02)	—
Total increase (decrease) in net asset value	11.91	8.17	(13.85)
Net asset value, ending	$43.66	$31.75	$23.58

Total return*	37.51%	34.73%	(37.00%)
Ratios to average net assets: A
Net investment income (loss)	(.53%)	.11%	(.36%)
Total expenses	1.17%	1.14%	1.15%
Expenses before offsets	1.00%	1.00%	1.00%
Net expenses	1.00%	1.00%	1.00%
Portfolio turnover	49%	63%	66%
Net assets, ending (in thousands)	$27,716	$35,934	$25,658

		years ended
		December 31,	December 31,
		2007	2006
Net asset value, beginning		$33.48	$27.77
Income from investment operations:
Net investment income (loss)		(.25)	(.27)
Net realized and unrealized gain (loss)		4.20	5.98
Total from investment operations		3.95	5.71
Total increase (decrease) in net asset value		3.95	5.71
Net asset value, ending		$37.43	$33.48

Total return*		11.80%	20.56%
Ratios to average net assets: A
Net investment income (loss)		(.69%)	(.83%)
Total expenses		1.10%	1.17%
Expenses before offsets		1.02%	1.05%
Net expenses		1.00%	1.00%
Portfolio turnover		60%	67%
Net assets, ending (in thousands)		$43,181	$39,192

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.
Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
*	Not annualized for periods less than one year.
(z)	Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the

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Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio outperformed its Lipper index and performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2010. Based upon its review, the Board concluded that the Portfolio’s performance is satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were at the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size.

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In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2010 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subad-visor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the overall performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

www.	calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 26

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 27

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

www.	calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 28

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

www.calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 29

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.	calvert.com CALVERT VP SMALL CAP GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 30

Calvert VP Income Portfolio
(formerly, Calvert Income Portfolio)

Annual Report
December 31, 2010

Calvert
INVESTMENTS

A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP INCOME PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Asset Management Company Inc.

Performance

For the one-year period ended December 31, 2010, Calvert VP Income Portfolio returned 7.80%. Its benchmark, the Barclays Capital U.S. Credit Index, returned 8.47% for the same period. The fund’s short relative duration was the primary reason for its relative underperfor-mance during the reporting period. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

market review

Taxable bond yields moved in three distinct phases during 2010. In the first phase, yields on benchmark 10-year Treasury notes held steady at about 3.8%, despite the fact that economic growth decelerated from 5.0% to 3.7% during the first quarter.1 Markets seemed to expect that the Federal Reserve (Fed) would end its super-easy monetary policy later in the year.

Phase two began in the spring. The U.S. economy stumbled, growing by just 1.7% during the second quarter. At the same time, a crisis in weaker euro-zone countries—Greece, in particular— sparked concern that another global financial market panic could be imminent. Markets calmed after European Union governments and the European Central Bank announced a $146 billion bail-out for Greece and debt-purchase

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the perfor-

programs designed to support peripheral euro- mance data quoted. zone countries. From April through October, the 10-year Treasury yield slid from above 4.0% to about 2.3%.2 Returns were strong, especially for investment-grade and high-yield corporate bonds and commercial mortgage-backed securities.

Phase three began in early November, when the Fed announced a $600 billion round of Treasury purchases (also called quantitative easing). In early December, markets were surprised by a sizable round of fiscal stimulus. This monetary and fiscal support quickly created expectations for improved economic growth and a larger federal deficit (financed by Treasury debt) in 2011. In response, bond yields surged during the fourth quarter. Most major sectors

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 1

of the bond market, including Treasuries and investment-grade corporate bonds, posted losses for the fourth quarter.3 During 2010, all major taxable bond market sectors posted positive returns as yields finished mostly lower. The yield on 10-year Treasuries, for example, fell by about 55 basis points.4 Three-month Treasury bills yielded 0.12% at the end of the year. Money-market rates remained near zero percent as the Fed kept the target federal funds rate at that level.

Americans experienced disinflation, a slowdown in the rate of inflation, in 2010, as the core inflation rate fell to 0.8% from 1.8% in 2009.5 Economic growth firmed during the year, reaching a 2.6% annualized pace during the third quarter and holding steady during the fourth quarter.6

Economic Sectors	% of Total
Investments
Asset Backed Securities	2.6%
Basic Materials	1.1%
Communications	0.8%
Consumer, Cyclical	2.1%
Consumer, Noncyclical	4.1%
Diversified	0.6%
Energy	4.7%
Financials	28.1%
Government	37.5%
Industrials	6.3%
Mortgage Securities	6.6%
Technology	1.0%
Utilities	4.5%
Total	100%

Portfolio Strategy

The portfolio’s out-of-index allocation to lower-rated, higher-yielding bonds, which comprised 11.65% of the portfolio at the start of 2010, helped performance during the reporting period as high-yield bonds significantly outperformed investment-grade bonds during 2010. The Barclays Capital U.S. High Yield Index returned 15.12% for the year. Our yield-curve strategy, which correctly anticipated a narrowing of the yield differential between certain Treasury maturities, also made positive contributions to performance. Despite these areas of strength, the portfolio’s short duration during a period of falling interest rates hurt performance, causing the portfolio to underperform its benchmark. The Fund also uses Treasury futures to hedge its interest rate position.

outlook

Looking ahead, the U.S. economy should recover to its pre-recession size in terms of dollars in early 2011 and grow modestly from there. The GDP growth rate experienced since the recession ended, in mid-2009, has been below the rates experienced at comparable points in time after prior deep recessions. This recovery is particularly slow due to excessive indebtedness. Continued debt reduction in the private sector, especially among households, and the drag created by the struggling housing market will tend to slow the pace of growth. In this environment, inflation is likely to remain below-average for quite some time. On the positive side, U.S. corporations are emerging from the recession in good shape as they avoided taking on excessive debt in the latter half of the last decade. In addition, the lower dollar has helped U.S.-based exporters. Interest rates are up from the extraordinarily low levels of early 2010, but they remain quite low by historical standards and credit markets are functioning smoothly.

In 2011, barring another debt crisis, we do not expect to see additional easing by the Fed. Once the current round of Treasury purchases has been completed, we expect the Fed to move to the sidelines. With low inflation, excess slack in the economy, and a high unemployment rate, we do not expect the Fed to hike the federal funds rate. The Fed may start draining excess reserves from the system later in the year if all goes well. Risks to growth remain, however, as economies in developed countries struggle to control and reduce government and household debt levels.

January 2011

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1. Bureau of Economic Analysis

2. Interest rate data source: Federal Reserve

3. Barclays Capital fixed-income indices

4. A basis point is 0.01 percentage points

5. Bureau of Labor Statistics. The 2010 figure is the November year-over-year change in the core CPI.

6. Based on the consensus estimate from the Wall Street Journal survey of forecasters as of early January.

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 3

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,029.00	$4.14

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.12	$4.13

* Expenses are equal to the Fund’s annualized expense ratio of .81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc.
and Shareholders of Calvert VP Income Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Income Portfolio (formerly, the Calvert Income Portfolio) (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Income Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 25, 2011

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 5

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

	Principal
ASSET-BACKED SECURITIES - 2.6%	amount	value
AmeriCredit Automobile Receivables Trust, 0.316%, 12/6/13 (r)	$409,516	$409,136
Captec Franchise Trust, 8.155%, 6/15/13 (e)	137,941	138,362
Centex Home Equity, 7.36%, 7/25/32 (r)	40,179	6,556
Countrywide Asset-Backed Certificates, 0.711%, 11/25/34 (r)	63,046	54,953
Enterprise Mortgage Acceptance Co. LLC, 7.544%, 1/15/27 (e)(r)	332,469	196,157
Fifth Third Auto Trust, 4.81%, 1/15/13	423,228	429,915
Ford Credit Auto Owner Trust, 4.28%, 5/15/12	148,791	149,384

Total Asset-Backed Securities (Cost $1,410,910)		1,384,463

collateralized mortgage-Backed oBligationS (Privately originated) - 2.9%
Banc of America Mortgage Securities, Inc., 3.53%, 7/20/32 (r)	33,886	33,282
Countrywide Home Loan Mortgage Pass Through Trust, 0.601%, 6/25/35 (e)(r)	175,342	125,189
Impac CMB Trust:
0.881%, 4/25/35 (r)	87,244	46,914
0.581%, 8/25/35 (r)	70,597	54,267
Salomon Brothers Mortgage Securities VII, Inc., 3.20%, 9/25/33 (r)	79,284	30,376
Structured Asset Securities Corp., 5.50%, 6/25/35	1,250,000	935,617
WaMu Mortgage Pass Through Certificates, 2.721%, 10/25/35 (r)	400,000	336,774

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $1,244,596)		1,562,419

commercial mortgage-Backed SecuritieS - 3.1%
Bank of America-First Union NB Commercial Mortgage, 5.464%, 4/11/37	263,723	267,091
Bear Stearns Commercial Mortgage Securities, 5.61%, 11/15/33	282,014	287,852
Credit Suisse First Boston Mortgage Securities Corp., 6.387%, 8/15/36	320,547	329,750
GMAC Commercial Mortgage Securities, Inc., 6.278%, 11/15/39	126,053	129,158
JP Morgan Chase Commercial Mortgage Securities Corp., 6.429%, 4/15/35	232,730	236,111
LB-UBS Commercial Mortgage Trust, 4.51%, 12/15/29	400,000	406,920

Total Commercial Mortgage-Backed Securities (Cost $1,661,238)		1,656,882

corPorate BondS - 52.0%
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	96,336	-
American National Red Cross, 5.422%, 11/15/13	335,000	334,819
ANZ National International Ltd., 3.125%, 8/10/15 (e)	200,000	197,846
APL Ltd., 8.00%, 1/15/24 (b)	400,000	320,000
Arrow Electronics, Inc., 6.875%, 6/1/18	200,000	220,916
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	556,813
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	200,000	195,472
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	650,000	-
Bank of Nova Scotia:
0.553%, 3/5/12 (r)	300,000	300,000
1.65%, 10/29/15 (e)	300,000	288,301
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	500,000	517,500
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter to 12/31/49 (e)(r)	300,000	203,625
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate thereafter to 12/31/49 (e)(r)	400,000	271,500

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 6

	Principal
CORPORATE BONDS - CONT’D	amount	value
Calpine Corp. Escrow (b)*	$125,000	-
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	300,000	$302,357
Cargill, Inc., 1.539%, 1/21/11 (e)(r)	400,000	400,160
Chase Capital VI, 0.912%, 8/1/28 (r)	500,000	390,151
Citibank, 0.289%, 7/12/11 (r)	300,000	299,827
Citigroup Funding, Inc., 0.618%, 4/30/12 (r)	300,000	301,500
Citigroup, Inc., 2.286%, 8/13/13 (r)	500,000	508,632
Cliffs Natural Resources, Inc., 6.25%, 10/1/40	300,000	291,933
Comcast Corp., 6.55%, 7/1/39	400,000	432,551
CommonWealth REIT, 0.902%, 3/16/11 (r)	450,000	449,719
Credit Suisse USA, Inc., 0.484%, 8/16/11 (r)	300,000	299,715
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	400,000	383,000
CVS Pass-Through Trust, 7.507%, 1/10/32 (e)	492,131	559,179
Deutsche Bank Capital Trust, 4.263%, 12/29/49 (b)(r)	200,000	168,000
Discover Bank, 8.70%, 11/18/19	300,000	352,630
Dominion Resources, Inc., 6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	400,000	392,000
Dow Chemical Co., 4.25%, 11/15/20	300,000	287,435
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	800,000	830,000
First Data Corp., 9.875%, 9/24/15	200,000	191,000
Fleet Capital Trust V, 1.304%, 12/18/28 (r)	300,000	210,096
Ford Motor Credit Co. LLC, 3.039%, 1/13/12 (r)	450,000	453,960
Foster’s Finance Corp., 6.875%, 6/15/11 (e)	300,000	306,501
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	400,000	123,000
3.046%, 4/20/10 (e)(r)(y)*	600,000	178,500
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	100,000	1,000
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	350,000	284,064
Great River Energy, 5.829%, 7/1/17 (e)	357,024	400,251
Greif, Inc., 6.75%, 2/1/17	200,000	209,000
HCP, Inc., 5.95%, 9/15/11	250,000	258,099
Hyundai Motor Manufacturing, 4.50%, 4/15/15 (e)	300,000	307,834
International Lease Finance Corp., 7.125%, 9/1/18 (e)	400,000	426,000
Irwin Land LLC, 5.03%, 12/15/25 (e)	150,000	145,760
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	27,324	150
John Deere Capital Corp., 0.989%, 1/18/11 (r)	500,000	500,172
JPMorgan Chase Capital XXIII, 1.286%, 5/15/77 (r)	600,000	462,683
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/14	50,000	52,250
Kern River Funding Corp., 6.676%, 7/31/16 (e)	38,843	42,980
Kerr-McGee Corp., 7.875%, 9/15/31	600,000	667,176
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (e)	300,000	297,000
Koninklijke Philips Electronics NV, 1.452%, 3/11/11 (r)	200,000	200,306
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (b)(e)	1,000,000	920,000
Leucadia National Corp., 8.125%, 9/15/15	300,000	326,991
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	200,000	189,602
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	42,000	420
8.30%, 12/1/37 (e)(m)*	100,000	1,000
Masco Corp., 7.125%, 3/15/20	450,000	470,539
Massachusetts Institute of Technology, 7.25%, 11/2/96	150,000	185,522
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	300,000	250,668
Merrill Lynch & Co., Inc., 0.749%, 1/15/15 (r)	400,000	378,624
Metropolitan Life Global Funding I, 0.689%, 7/13/11 (e)(r)	400,000	399,978

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 7

	Principal
CORPORATE BONDS - CONT’D	amount	value
Morgan Stanley:
0.739%, 10/18/16 (r)	$400,000	$366,051
6.25%, 8/28/17	300,000	324,360
Motors Liquidation Co.:
7.40%, 9/1/25 (ii)*	200,000	67,000
8.375%, 7/15/33 (ii)*	500,000	179,375
National Fuel Gas Co., 6.50%, 4/15/18	100,000	109,194
National Semiconductor Corp., 6.15%, 6/15/12	300,000	319,006
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	400,000	409,971
6.59%, 7/7/38	70,000	72,887
NextEra Energy Capital Holdings, Inc., 0.686%, 11/9/12 (r)	500,000	501,481
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	600,000	598,734
OPTI Canada, Inc., 9.75%, 8/15/13 (e)	200,000	197,500
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	250,000	-
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	100,000	100,250
Pacific Pilot Funding Ltd., 1.039%, 10/20/16 (e)(r)	88,204	80,883
Pioneer Natural Resources Co., 5.875%, 7/15/16	250,000	256,933
PPF Funding, Inc., 5.50%, 1/15/14 (e)	150,000	148,841
Senior Housing Properties Trust, 6.75%, 4/15/20	300,000	318,000
Skyway Concession Co. LLC, 0.583%, 6/30/17 (e)(r)	150,000	135,999
Southern Co., 0.689%, 10/21/11 (r)	400,000	401,055
SunTrust Bank:
0.394%, 5/21/12 (r)	300,000	296,403
0.574%, 8/24/15 (r)	500,000	460,727
Systems 2001 AT LLC, 6.664%, 9/15/13 (e)	621,971	682,365
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	219,620	2,196
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (b)(e)(r)	1,000,000	74,010
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/34 (e)	975,000	117,897
2/15/43 (b) (e)	2,500,000	571,900
2/15/45 (b) (e)	7,282,568	1,092,239
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	400,000	406,177
Westpac Banking Corp., 0.589%, 10/21/11 (e)(r)	400,000	400,158
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	390,431	339,758

Total Corporate Bonds (Cost $28,589,107)		27,928,057

u.S. government agencieS and inStrumentalitieS - 8.8%
AgFirst FCB:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	350,000	360,500
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	350,000	267,750
7.30%, 10/14/49 (e)	200,000	172,807
Federal Home Loan Bank Discount Notes, 1/3/11	2,300,000	2,300,000
New Valley Generation I, 7.299%, 3/15/19	340,367	397,225
New Valley Generation V, 4.929%, 1/15/21	211,296	234,000

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	Principal
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - CONT’D	amount	value
Premier Aircraft Leasing EXIM 1 Ltd.:
3.576%, 2/6/22	$284,532	$288,197
3.547%, 4/10/22	481,572	486,744
Vessel Management Services, Inc., 5.85%, 5/1/27	188,000	206,125

Total U.S. Government Agencies and Instrumentalities (Cost $4,686,061)		4,713,348

u.S. government agency mortgage-Backed SecuritieS - 0.0%
Government National Mortgage Association, 5.50%, 1/16/32	259,243	17,451

Total U.S. Government Agency Mortgage-Backed Securities (Cost $33,073)		17,451

u.S. treaSury - 14.1%
United States Treasury Bonds:
3.875%, 8/15/40	955,000	879,346
4.25%, 11/15/40	1,965,000	1,932,455
United States Treasury Notes:
1.375%, 11/30/15	445,000	432,276
2.625%, 11/15/20	4,629,000	4,365,002

Total U.S. Treasury (Cost $7,583,500)		7,609,079

municiPal oBligationS - 13.9%
Adams-Friendship Area Wisconsin School District GO Bonds, 5.21%, 3/1/13	140,000	150,388
Aspen Colorado Public Facilities Authorities COPs, 5.30%, 9/1/11	135,000	138,525
Escondido California Joint Powers Financing Authority Lease Revenue Bonds, 5.53%, 9/1/18	255,000	251,792
Jackson & Williamson Counties Illinois Community High School District GO Bonds, Zero Coupon:
12/1/25	180,000	62,307
12/1/26	180,000	56,970
6/15/27	180,000	54,189
Kern County California PO Revenue Bonds, Zero Coupon:
8/15/19	170,000	95,598
8/15/20	365,000	190,008
Linden New Jersey GO Bonds, 5.63%, 4/1/21	285,000	270,328
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	250,000	230,135
New Jersey State Economic Development Authority State Pension Funding Revenue
Bonds, Zero Coupon, 2/15/21	360,000	197,190
New York City IDA Revenue Bonds, 6.027%, 1/1/46	200,000	153,594
New York State Urban Development Corp. Revenue Bonds, 5.838%, 3/15/40	300,000	306,390
Oakland California Redevelopment Agency Tax Allocation Bonds, 5.411%, 9/1/21	200,000	179,616
Oconto Falls Wisconsin Public School District GO Bonds, 5.70%, 3/1/16	495,000	548,356
Orange County California PO Revenue Bonds, Zero Coupon, 9/1/16	236,000	181,779
Oregon State Local Governments GO Bonds, Zero Coupon, 6/1/18	500,000	334,475
Oregon State School Boards Association GO Bonds, Zero Coupon, 6/30/16	275,000	216,692
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	95,000	104,972
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/20	380,000	187,066
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/22	175,000	75,934
8/1/23	185,000	75,974
8/1/24	200,000	72,592
8/1/25	215,000	70,520
8/1/26	230,000	68,641

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	Principal
MUNICIPAL OBLIGATIONS - CONT’D	amount	value
San Bernardino California Joint Powers Financing Authority Tax Allocation Bonds, 5.625%, 5/1/16	$400,000	$405,160
San Bernardino County California Financing Authority PO Revenue Bonds, Zero Coupon:
8/1/12	200,000	188,038
8/1/15	251,000	196,016
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	200,000	154,672
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.36%, 8/1/16	150,000	162,815
Shell Lake Wisconsin School District GO Bonds, 6.03%, 4/1/24	470,000	490,309
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	135,000	141,840
Thorp Wisconsin School District GO Bonds, 5.75%, 4/1/16	180,000	199,897
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50 (b)	250,000	228,635
Wells Fargo Bank NA Custodial Receipts Revenue Bonds, 6.584%, 9/1/27	250,000	254,643
West Covina California Public Financing Authority Lease Revenue Bonds:
5.39%, 6/1/11	60,000	60,597
5.41%, 6/1/12	80,000	82,203
6.05%, 6/1/26	750,000	658,283

Total Municipal Obligations (Cost $7,725,670)		7,497,139

equity SecuritieS - 0.9%	ShareS
Avado Brands, Inc. (b)*	1,601	16
CNO Financial Group, Inc.*	6,301	42,721
First Republic Preferred Capital Corp., Preferred (e)	300	308,400
Intermet Corp. (b)*	1,573	16
Woodbourne Capital:
Trust I, Preferred (b)(e)	50,000	35,000
Trust II, Preferred (b)(e)	50,000	35,000
Trust III, Preferred (b)(e)	50,000	35,000
Trust IV, Preferred (b)(e)	50,000	35,000

Total Equity Securities (Cost $679,486)		491,153

TOTAL INVESTMENTS (Cost $53,613,641) - 98.3%		52,859,991
Other assets and liabilities, net - 1.7%		890,317
net aSSetS - 100%		$53,750,308

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 3,397,361 shares of common stock outstanding;
$0.01 par value, 3,000,000,000 shares authorized				$61,546,685
Undistributed net investment income				253,396
Accumulated net realized gain (loss) on investments				(7,339,089)
Net unrealized appreciation (depreciation) on investments				(710,684)

net aSSetS				$53,750,308

net aSSet value Per Share				$15.82

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
10 Year U.S. Treasury Notes	5	3/11	$602,188	$3,276

Sold:
2 Year U.S. Treasury Notes	148	3/11	$32,398,125	($7,692)
5 Year U.S. Treasury Notes	30	3/11	3,531,563	48,321
30 Year U.S. Treasury Bonds	1	3/11	122,125	(939)
Total Sold				$39,690

See notes to financial statements.

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(b)	This security was valued by the Board of Directors. See Note A.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(m)	The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This security is no longer accruing interest.
(n)	The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.
(p)	The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(w)	Security is in default and is no longer accruing interest.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(y)	The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. These securities are no longer accruing interest.
(ii)	General Motors Corp. filed for Chapter 11 bankruptcy on June 1, 2009. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
FCB: Farm Credit Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
PO: Pension Obligation
REIT: Real Estate Investment Trust
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

NET INVESTMENT INCOME
Investment Income:
Interest income	$2,816,479
Dividend income	21,351
Total investment income	2,837,830

Expenses:
Investment advisory fee	231,232
Transfer agent fees and expenses	38,112
Directors’ fees and expenses	7,086
Administrative fees	173,424
Accounting Fees	9,235
Custodian fees	35,777
Reports to shareholders	10,358
Professional fees	23,775
Miscellaneous	5,373
Total expenses	534,372
Reimbursement from Advisor	(65,722)
Fees paid indirectly	(406)
Net expenses	468,244

net inveStment income	2,369,586

realized and unrealized gain (loSS)
Net realized gain (loss) on:
Investments	760,039
Futures	(930,439)
(170,400)
Change in unrealized appreciation (depreciation) on:
Investments	2,337,355
Futures	(123,789)
2,213,566

net realized and unrealized
gain (loSS)	2,043,166

increaSe (decreaSe) in net aSSetS
reSulting from oPerationS	$4,412,752

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2010	2009
Operations:
Net investment income	$2,369,586	$3,123,617
Net realized gain (loss)	(170,400)	(2,544,392)
Change in unrealized appreciation (depreciation)	2,213,566	11,985,950

increaSe (decreaSe) in net aSSetS
reSulting from oPerationS	4,412,752	12,565,175

Distributions to shareholders from:
Net investment income	(2,357,002)	(3,177,638)
Total distributions	(2,357,002)	(3,177,638)

Capital share transactions:
Shares sold	3,773,446	7,897,002
Reinvestment of distributions	2,357,006	3,177,638
Shares redeemed	(15,352,274)	(40,256,243)
Total capital share transactions	(9,221,822)	(29,181,603)

total increaSe (decreaSe) in net aSSetS	(7,166,072)	(19,794,066)

net aSSetS
Beginning of year	60,916,380	80,710,446
End of year (including undistributed net investment incomeof $253,396 and $261,612, respectively)	$53,750,308	$60,916,380

caPital Share activity
Shares sold	235,954	541,195
Reinvestment of distributions	149,367	207,147
Shares redeemed	(957,712)	(2,803,745)
Total capital share activity	(572,391)	(2,055,403)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Income Portfolio (the “Portfolio”), formerly known as Calvert Income Portfolio, a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Portfolio’s net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2010, securities valued at $3,836,634 or 7.1% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	level 1	level 2	level 3	total
Asset-Backed Securities	-	$1,384,463	-	$1,384,463
Collateralized Mortgage-Backed Obligations
(Privately Originated)	-	1,562,419	-	1,562,419
Commercial Mortgage-Backed Securities	-	1,656,882	-	1,656,882
Corporate Bonds	-	25,951,990	$1,976,067	27,928,057
Municipal Obligations	-	7,497,139	-	7,497,139
U.S. Government Obligations	-	12,339,878	-	12,339,878
Equity Securities	$351,121	-	140,032	491,153
TOTAL	$351,121	$50,392,771	$2,116,099	$52,859,991

Other financial instruments*	$42,966	-	-	$42,966

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	EQUITY		CORPORATE
	SECURITIES		DEBT
Balance as of 12/31/09	$140,781		$6,563,419
Accrued discounts/premiums	-		162,198
Realized gain (loss)	(10,206)		(14,611)
Change in unrealized appreciation (depreciation)	9,457		512,932
Net purchases (sales)	-		(3,363,709)
Transfers in and/ or out of Level 3[1]	-		(1,884,162)	[2]
Balance as of 12/31/10	$140,032		$1,976,067

	COMMERCIAL
	MORTGAGE-
	BACKED		MUNICIPAL
	SECURITIES		OBLIGATIONS
Balance as of 12/31/09	$286,125		$150,838
Accrued discounts/premiums	92		(83)
Realized gain (loss)	-		-
Change in unrealized appreciation (depreciation)	(2,153)		2,839
Net purchases (sales)	-		-
Transfers in and/ or out of Level 3[1]	(284,064)	[2]	(153,594)	[2]
Balance as of 12/31/10	$0		$0

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	U.S.
	GOVERNMENT
	OBLIGATIONS		TOTAL
Balance as of 12/31/09	$553,138		$7,694,301
Accrued discounts/premiums	3,912		166,119
Realized gain (loss)	(22,000)		(46,817)
Change in unrealized appreciation (depreciation)	76,257		599,332
Net purchases (sales)	(78,000)		(3,441,709)
Transfers in and/ or out of Level 3[1]	(533,307)	[2]	(2,855,127)
Balance as of 12/31/10	$0		$2,116,099

[1]	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.
[2]	Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

For the year ended December 31, 2010, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $576,797. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, the Portfolio used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Portfolio.

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Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 12.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Portfolio’s average daily net assets. Under the terms of the agreement, $18,234 was payable at year end. In addition, $13,274 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is .81%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio’s average daily net assets. Under the terms of the agreement, $13,676 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $7,055 for the year ended December 31, 2010. Under the terms of the agreement, $542 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

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NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $34,603,014 and $40,676,439, respectively. U.S. Government security purchases and sales were $55,695,010 and $54,196,772, respectively.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-11	($75,650)
31-Dec-13	(241,081)
31-Dec-15	(3,710,246)
31-Dec-16	(1,237,349)
31-Dec-17	(1,654,294)
31-Dec-18	(175,128)

The Portfolio’s use of capital loss carryforwards acquired from Pinnacle Bond Portfolio of Summit Mutual Funds, Inc. may be limited under certain tax provisions. Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$2,357,002	$3,177,638
Total	$2,357,002	$3,177,638

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$2,457,043
Unrealized (depreciation)	(3,413,068)
Net unrealized appreciation/(depreciation)	($956,025)

Undistributed ordinary income	$253,396
Capital loss carryforward	($7,093,748)

Federal income tax cost of investments	$53,816,016

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to Section 1256 contracts and wash sales.

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Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities.

Undistributed net investment income	($20,800)
Accumulated net realized gain (loss)	20,800

The Portfolio may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interpor-toflio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2010, such sales transactions were $788,000. The Portfolio realized a gain of $41,692 on the sales transactions.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no outstanding loan balance at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$35,840	1.52%	$525,355	May 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

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FINANCIAL HIGHLIGHTS

	years ended
	December 31,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$15.35	$13.40	$16.02
Income from investment operations:
Net investment income	.74	.86	.71
Net realized and unrealized gain (loss)	.46	1.93	(2.57)
Total from investment operations	1.20	2.79	(1.86)
Distributions from:
Net investment income	(.73)	(.84)	(.76)
Total distributions	(.73)	(.84)	(.76)
Total increase (decrease) in net asset value	.47	1.95	(2.62)
Net asset value, ending	$15.82	$15.35	$13.40

Total return*	7.80%	20.86%	(11.59%)
Ratios to average net assets: A
Net investment income	4.10%	4.56%	5.49%
Total expenses	.92%	.94%	.88%
Expenses before offsets	.81%	.81%	.88%
Net expenses	.81%	.81%	.86%
Portfolio turnover	172%	268%	279%
Net assets, ending (in thousands)	$53,750	$60,916	$80,710

		Years Ended
		December 31	December 31
		2007	2006
Net asset value, beginning		$16.02	$15.95
Income from investment operations:
Net investment income		.73	.68
Net realized and unrealized gain (loss)		.06	.12
Total from investment operations		.79	.80
Distributions from:
Net investment income		(.73)	(.67)
Net realized gain		(.06)	(.06)
Total distributions		(.79)	(.73)
Total increase (decrease) in net asset value		—	.07
Net asset value, ending		$16.02	$16.02

Total return*		4.94%	4.99%
Ratios to average net assets: A
Net investment income		4.93%	4.74%
Total expenses		.87%	.90%
Expenses before offsets		.87%	.90%
Net expenses		.84%	.87%
Portfolio turnover		317%	280%
Net assets, ending (in thousands)		$78,882	$63,692

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satis-

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fied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio’s performance was above the median of its peer group for the one-year period ended June 30, 2010 and below the median of its peer group for the three- and five-year periods ended June 30, 2010. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2010 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance. Based upon its review, the Board concluded that the Portfolio’s performance is being addressed.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s growth and size on its performance and fees. Although the Portfolio’s advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee.

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In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is being addressed; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio’s advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

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Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

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Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert VP SRI Balanced Portfolio
(formerly, Calvert Social Balanced Portfolio)

Annual Report
December 31, 2010

Calvert
INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

TABLE OF CONTENTS

4	Portfolio Management Discussion
7	Shareholder Expense Example
8	Report of Independent Registered Public Accounting Firm
9	Statement of Net Assets
17	Statement of Operations
18	Statements of Changes in Net Assets
19	Notes to Financial Statements
25	Financial Highlights
27	Explanation of Financial Tables
28	Proxy Voting
29	Availability of Quarterly Portfolio Holdings
29	Basis for Board's Approval of Investment Advisory Contracts
33	Director and Officer Information Table

CALVERT VP SRI BALANCED PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Asset Management Company, Inc.

Concerns around high levels of U.S. and European sovereign debt, continued weak consumer sentiment, the sustainability of the economic recovery, new financial regulations, challenging unemployment, and fears of a double-dip recession fueled uncertainty and drove global market volatility throughout the year, re-pricing risk in both equity and fixed-income assets.

Taxable bond yields had three distinct phases during the year. Yields on 10-year Treasury notes held steady at about 3.8% during the first quarter, but further deceleration in U.S. economic growth and the sovereign debt crisis in Europe drove them down to about 2.3% from April through October,1 resulting in strong returns, especially for investment-grade and high-yield corporate bonds.

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Variations in the Portfolio’s stock and bond allocations were a neutral factor for Portfolio performance for the year. Underweighting equities relative to the composite index during the third quarter hurt performance, but a modest overweighting to equities in the fourth quarter more than offset that. Both the stock and bond allocations underperformed their respective asset class benchmarks for the year, with the poor relative performance of the bond allocation producing the greater adverse effect.

EQUITY PORTFOLIO

Our underperformance relative to the benchmark was largely due to weak sector selection in the Portfolio’s equity holdings--especially an overweight to Information Technology and underweight to Industrials.

Overall, stock selection was strong, with stock picks in Industrials, Energy, and Information Technology particularly adding value. Recovery in the trucking industry fueled consistently strong earnings for Industrials holding Cummins, which gained 142.7%.3 In Energy, Smith International rose 50.3% on news of its acquisition by Schlumberger, and rising oil prices drove FMC Technologies up 58.6%. Strong demand for its outsourcing services pushed Cognizant Technology Solutions up 33.7%.

On the other hand, stock picking was particularly weak in Consumer Discretionary, Consumer Staples, and Materials. Best Buy returned -11.8% due to weaker-than-hoped-for domestic sales. Poor expense management led to disappointing earnings and a return of -4.9% for Avon Products in Consumer Staples. Ecolab lagged high-flying metals and mining companies within the Materials sector with a slight gain of 6.3%.

During the year we sold 32 stocks and purchased 29 new ones, leaving us with 42 equity holdings at year-end. The high turnover was largely driven by a number of stocks achieving their price targets, including Energy companies EOG Resources, Smith International and XTO Energy; Praxair (Materials); Danaher (Industrials); Kohl’s and Expedia in Consumer Discretionary; Bristol-Myers Squibb (Health Care); BMC Software, Cognizant Technology Solutions, and Motorola in Information Technology; and AT&T (Telecommunications).

We increased our Consumer Discretionary allocation with Amazon, Darden Restaurants, McGraw Hill, and Target. We also eliminated our Financials underweight by adding Intercontinental Exchange, which we believe should benefit from financial reform legislation, asset manager Franklin Resources, AFLAC, Capital One, and JPMorgan Chase.

FIXED INCOME PORTFOLIO

Despite positive contributions from several strategies, in the end, the negative impact of maintaining a short duration during a period of falling interest rates had the most significant impact on performance of the fixed income holdings. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. The Fund uses Treasury futures to hedge its interest rate position.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 5

One of these positive contributions was an out-of-index allocation to lower-rated, higher-yielding bonds (which comprised 11.65% of the Portfolio’s bond allocation at the start of 2010). The Barclays Capital U.S. High Yield Index returned 15.12% for the year compared with a return of 8.47% for the Barclays Capital U.S. Credit Index for investment-grade bonds.

Our yield-curve strategy, which correctly anticipated a narrowing of the yield differential between certain Treasury maturities, helped returns as well.

MARKET OUTLOOK

Market participants are anticipating (and seem to be pricing in) better-than-forecast economic growth in the U.S., with some estimates now showing 3.5 percent GDP growth in 2011. We continue to be optimistic about improving prospects for the economic recovery in the U.S. and are pleased to see the U.S. consumer showing signs of recovery. This is a welcome change that can considerably improve prospects for higher revenue numbers in the corporate sector, allowing U.S. firms to maintain high levels of profitability even if they start hiring new workers. This should also help reduce unemployment, although given today’s historically high levels, it may take quite a while.

We also believe the automatic addition of the newly announced quantitative easing by the Fed (QE2) to the U.S. budget deficit may be premature, given the positive developments in the economy, as the Fed may decide not to proceed with the program as originally conceived or to utilize a much smaller amount for asset purchases. If this happens, U.S. debt securities, which seem to have priced in the impacts of QE2, are likely to be negatively impacted.

Our outlook for equity markets continues to be positive long-term, although current valuations may prove optimistic and cause a sell-off in the short term. If the earnings picture continues to be positive and top-line numbers show improvement, valuations should return to more attractive levels, especially if we see some pullback in the market after the considerable run-up in December.

January 2011

1 Interest rate data source: Federal Reserve

2 Barclays Capital fixed-income indices

3 All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of December 31, 2010, the following companies represented the following percentages of Portfolio net assets: Cummins 2.20%, Smith International 0%, Schlumberger 0%, FMC Technologies 2.30%, Cognizant Technology 0%, Best Buy 1.14%, Avon 1.33%, Ecolab 1.48%, EOG Resources 0%, XTO Energy 0%, Praxair 0%, Danaher 0%, Kohl’s 0%, Expedia 0%, Bristol-Myers Squibb 0%, BMC Software 0%, Motorola 0%, AT&T 0%, Amazon 1.68%, Darden Restaurants 1.18%, McGraw Hill 0.82%, Target 1.45%, Intercontinental Exchange 0.84%, Franklin Resources 1.43%, AFLAC 1.62%, Capital One 1.51% and JPMorgan Chase 1.41%. Portfolio holdings are subject to change.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 6

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,142.60	$4.95

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.59	$4.66

* Expenses are equal to the Fund’s annualized expense ratio of .92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc.
and Shareholders of Calvert VP SRI Balanced Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP SRI Balanced Portfolio (formerly, the Calvert Social Balanced Portfolio) (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Balanced Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 25, 2011

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 8

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

EQUITY SECURITIES - 62.5%	shares	value
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc	62,000	$4,971,780

Capital Markets - 2.9%
Franklin Resources, Inc	43,000	4,782,030
Goldman Sachs Group, Inc	29,900	5,027,984
		9,810,014

Chemicals - 1.5%
Ecolab, Inc.	98,000	4,941,160

Commercial Banks - 3.0%
PNC Financial Services Group, Inc.	84,325	5,120,214
US Bancorp	187,700	5,062,269
		10,182,483

Communications Equipment - 1.6%
QUALCOMM, Inc.	104,600	5,176,654

Computers & Peripherals - 2.9%
Apple, Inc.*	10,790	3,480,422
EMC Corp.*	270,000	6,183,000
		9,663,422

Consumer Finance - 1.5%
Capital One Financial Corp.	118,900	5,060,384

Diversified Financial Services - 2.8%
First Republic Preferred Capital Corp., Preferred (e)	500	514,000
IntercontinentalExchange, Inc.*	23,500	2,800,025
JPMorgan Chase & Co.	111,400	4,725,588
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	350,000
Trust II, Preferred (b)(e)	500,000	350,000
Trust III, Preferred (b)(e)	500,000	350,000
Trust IV, Preferred (b)(e)	500,000	350,000
		9,439,613

Energy Equipment & Services - 4.4%
Cameron International Corp.*	140,500	7,127,565
FMC Technologies, Inc.*	86,500	7,690,715
		14,818,280

Food Products - 1.4%
Hershey Co.	102,000	4,809,300

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - CONT’D	shares	value
Gas Utilities - 2.0%
Oneok, Inc.	119,000	$6,600,930

Health Care Equipment & Supplies - 2.7%
Intuitive Surgical, Inc.*	15,150	3,904,913
St. Jude Medical, Inc.*	121,100	5,177,025
		9,081,938

Health Care Providers & Services - 3.7%
CIGNA Corp.	58,100	2,129,946
Express Scripts, Inc.*	114,400	6,183,320
Laboratory Corp. of America Holdings*	48,000	4,220,160
		12,533,426

Hotels, Restaurants & Leisure - 1.2%
Darden Restaurants, Inc.	85,100	3,952,044

Household Products - 1.5%
Colgate-Palmolive Co.	61,300	4,926,681

Industrial Conglomerates - 1.4%
3M Co.	54,400	4,694,720

Insurance - 1.7%
Aflac, Inc.	96,300	5,434,209
CNO Financial Group, Inc.*	39,483	267,695
		5,701,904

Internet & Catalog Retail - 1.7%
Amazon.com, Inc.*	31,300	5,634,000

IT Services - 1.8%
Teradata Corp.*	142,200	5,852,952

Life Sciences - Tools & Services - 1.3%
Waters Corp.*	57,600	4,476,096

Machinery - 3.6%
Cummins, Inc.	67,000	7,370,670
Deere & Co.	55,000	4,567,750
		11,938,420

Media - 0.8%
McGraw-Hill Co.’s, Inc.	75,700	2,756,237

Multiline Retail - 1.5%
Target Corp.	80,600	4,846,478

Oil, Gas & Consumable Fuels - 1.4%
Southwestern Energy Co.*	123,300	4,615,119

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 10

EQUITY SECURITIES - CONT’D	shares	value
Personal Products - 1.3%
Avon Products, Inc.	153,600	$4,463,616

Semiconductors & Semiconductor Equipment - 2.8%
Lam Research Corp.*	61,200	3,168,936
Texas Instruments, Inc.	193,000	6,272,500
		9,441,436

Software - 4.0%
Adobe Systems, Inc.*	68,800	2,117,664
Intuit, Inc.*	126,600	6,241,380
Microsoft Corp.	183,500	5,123,320
		13,482,364

Specialty Retail - 1.1%
Best Buy Co., Inc.	111,100	3,809,619

Textiles, Apparel & Luxury Goods - 1.7%
Nike, Inc., Class B	65,800	5,620,636

Wireless Telecommunication Services - 1.8%
NII Holdings, Inc.*	134,200	5,993,372

Total Equity Securities (Cost $176,380,223)		209,295,078

	PrIncIPal
asset-Backed securItIes - 0.6%	amount
ACLC Business Loan Receivables Trust, 0.91%, 10/15/21 (e)(r)	$31,183	30,688
AmeriCredit Automobile Receivables Trust, 5.64%, 9/6/13	425,927	433,512
Chrysler Financial Lease Trust, 1.78%, 6/15/11 (e)	737,589	738,526
CPS Auto Trust, 6.48%, 7/15/13 (e)	355,772	369,202
Enterprise Mortgage Acceptance Co. LLC, 7.544%, 1/15/27 (e)(r)	849,643	501,290

Total Asset-Backed Securities (Cost $2,024,328)		2,073,218

collateralIzed mortgage-Backed oBlIgatIons (PrIvately orIgInated) - 0.7%
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	227,131	229,300
Impac CMB Trust:
0.801%, 5/25/35 (r)	899,692	674,160
0.581%, 8/25/35 (r)	235,323	180,889
JP Morgan Mortgage Trust, 5.289%, 7/25/35 (r)	109,744	107,462
Merrill Lynch Mortgage Investors, Inc., 2.70%, 12/25/35 (r)	166,979	166,726
WaMu Mortgage Pass Through Certificates, 2.721%, 10/25/35 (r)	1,000,000	841,936

Total Collateralized Mortgage-Backed Obligations (Privately Originated)
(Cost $2,367,429)		2,200,473

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 11

	PrIncipal
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.3%	amount	value
Banc of America Commercial Mortgage, Inc., 6.503%, 4/15/36	$746,027	$749,697
JP Morgan Chase Commercial Mortgage Securities Corp.:
6.162%, 5/12/34	1,750,000	1,820,682
6.429%, 4/15/35	1,163,649	1,180,557
5.857%, 10/12/35	902,370	906,981
LB-UBS Commercial Mortgage Trust, 4.51%, 12/15/29	1,000,000	1,017,300
Morgan Stanley Dean Witter Capital I, 6.55%, 7/15/33	2,000,000	2,029,760

Total Commercial Mortgage-Backed Securities (Cost $7,780,353)		7,704,977

corPorate Bonds - 17.4%
Achmea Hypotheekbank NV, 0.636%, 11/3/14 (e)(r)	400,000	399,994
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	385,345	-
American Express Bank FSB, 0.391%, 5/29/12 (r)	1,500,000	1,488,815
American National Red Cross, 5.567%, 11/15/17	1,500,000	1,450,830
Amphenol Corp., 4.75%, 11/15/14	500,000	532,422
ANZ National International Ltd., 1.304%, 12/20/13 (e)(r)	1,500,000	1,500,001
APL Ltd., 8.00%, 1/15/24 (b)	600,000	480,000
Arrow Electronics, Inc., 6.875%, 6/1/18	1,000,000	1,104,580
Asciano Finance Ltd., 4.625%, 9/23/20 (e)	500,000	462,851
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	750,000	733,020
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	2,500,000	-
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	1,760,000	1,678,125
Bank of Nova Scotia:
0.553%, 3/5/12 (r)	500,000	500,000
1.65%, 10/29/15 (e)	1,000,000	961,003
Barclays Bank plc, 5.00%, 9/22/16	500,000	530,807
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	62,171	62,793
Beckman Coulter, Inc., 6.00%, 6/1/15	2,000,000	2,190,496
Chesapeake Energy Corp., 6.50%, 8/15/17	500,000	502,500
Commonwealth Bank of Australia, 0.586%, 11/4/11 (e)(r)	400,000	399,826
CommonWealth REIT, 0.902%, 3/16/11 (r)	750,000	749,532
Credit Suisse USA, Inc., 0.484%, 8/16/11 (r)	500,000	499,526
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	1,000,000	957,500
CVS Caremark Corp., 6.302% to 6/1/12, floating rate thereafter to 6/1/37 (r)	500,000	483,504
CVS Pass-Through Trust, 7.507%, 1/10/32 (e)	492,131	559,179
Discover Bank, 8.70%, 11/18/19	500,000	587,717
Dun & Bradstreet Corp., 2.875%, 11/15/15	1,000,000	979,303
Enterprise Products Operating LLC:
7.625%, 2/15/12	1,000,000	1,067,901
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	1,500,000	1,556,250
First Niagara Financial Group, Inc., 6.75%, 3/19/20	500,000	522,323
Fleet Capital Trust V, 1.304%, 12/18/28 (r)	1,500,000	1,050,479
Fort Knox Military Housing, 5.815%, 2/15/52 (b)(e)	1,000,000	974,280
GameStop Corp., 8.00%, 10/1/12	442,000	450,840
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	1,000,000	307,500
3.226%, 1/21/11 (e)(r)(y)*	500,000	148,750
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	1,250,000	12,500
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	1,500,000	1,217,415
Goldman Sachs Group, Inc., 6.15%, 4/1/18	500,000	548,602

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 12

	PrIncipal
CORPORATE BONDS - CONT’D	amount	value
Great River Energy, 5.829%, 7/1/17 (e)	$324,568	$363,865
HCP, Inc., 5.95%, 9/15/11	500,000	516,198
ING Bank NV, 1.609%, 10/18/13 (e)(r)	1,000,000	999,993
JPMorgan Chase Bank, 0.632%, 6/13/16 (r)	500,000	469,345
JPMorgan Chase Capital XXIII, 1.286%, 5/15/77 (r)	1,000,000	771,139
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (e)	400,000	396,000
Laboratory Corp of America Holdings, 4.625%, 11/15/20	300,000	296,897
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	1,500,000	1,422,015
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,154,000	21,540
8.30%, 12/1/37 (e)(m)*	3,200,000	32,000
Masco Corp., 7.125%, 3/15/20	300,000	313,693
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	750,000	626,670
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	2,540,000	508,000
National Semiconductor Corp., 3.95%, 4/15/15	1,000,000	1,018,113
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,021,610
Nordea Bank Finland plc, 0.589%, 4/13/12 (r)	750,000	750,000
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	1,500,000	1,496,835
OPTI Canada, Inc.:
9.00%, 12/15/12 (e)	550,000	551,375
9.75%, 8/15/13 (e)	600,000	592,500
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	1,000,000	-
PACCAR Financial Corp., 0.716%, 4/5/13 (r)	500,000	501,134
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	960,000	708,566
Pacific Pilot Funding Ltd., 1.039%, 10/20/16 (e)(r)	882,037	808,826
Pioneer Natural Resources Co.:
5.875%, 7/15/16	900,000	924,957
7.20%, 1/15/28	200,000	207,923
PNC Funding Corp., 0.488%, 1/31/14 (r)	500,000	490,059
Preferred Term Securities IX Ltd., 1.039%, 4/3/33 (e)(r)	718,036	438,002
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	300,000	333,773
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	885,000	813,474
Royal Bank of Scotland Group plc, 4.875%, 3/16/15	500,000	508,416
Salvation Army, 5.46%, 9/1/16	140,000	151,136
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter to 10/15/97 (b)(e)(r)	1,000,000	320,910
Stadshypotek AB, 0.853%, 9/30/13 (e)(r)	1,000,000	1,000,000
SunTrust Bank:
0.394%, 5/21/12 (r)	1,125,000	1,111,510
0.574%, 8/24/15 (r)	500,000	460,727
Svenska Handelsbanken AB, 1.302%, 9/14/12 (e)(r)	500,000	501,670
TD Ameritrade Holding Corp., 4.15%, 12/1/14	250,000	258,375
Telefonica Emisiones SAU, 2.582%, 4/26/13	1,000,000	1,001,684
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (b)(e)	22,255,094	3,337,819
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,000,000	1,015,444
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate thereafter to 3/29/49 (r)	1,400,000	1,211,000
Western Express, Inc., 12.50%, 4/15/15 (e)	500,000	442,500
Westpac Banking Corp., 0.589%, 10/21/11 (e)(r)	500,000	500,197
Wm. Wrigley Jr. Co., 1.678%, 6/28/11 (e)(r)	1,500,000	1,501,955

Total Corporate Bonds (Cost $68,441,511)		58,369,009

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 13

	PrIncipal
MUNICIPAL OBLIGATIONS - 6.8%	amount	value
California Statewide Communities Development Authority Revenue Bonds:
Zero Coupon, 6/1/11	$1,470,000	$1,443,422
5.01%, 8/1/15	1,000,000	1,048,150
Canyon Texas Regional Water Authority Revenue Bonds, 5.90%, 8/1/16	265,000	269,468
Crawford Ohio GO Bonds, 5.25%, 12/1/25	1,305,000	1,222,785
Escondido California Joint Powers Financing Authority Lease Revenue Bonds, 5.53%, 9/1/18	420,000	414,716
Illinois State MFH Development Authority Revenue Bonds, 6.537%, 1/1/33	600,000	584,790
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (f)*	370,000	182,828
Series C, Zero Coupon, 7/1/48 (f)	506,807	15,503
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	500,000	460,270
New York State Urban Development Corp. Revenue Bonds, 5.838%, 3/15/40	1,000,000	1,021,300
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,105,000	1,110,193
5.263%, 9/1/16	635,000	634,511
5.383%, 9/1/16	2,000,000	2,052,720
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	730,000	698,909
Palm Springs California Community Redevelopment Agency Tax Allocation Bonds, 6.411%, 9/1/34	750,000	632,528
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/19	1,000,000	561,790
Pomona California Public Financing Authority Revenue Bonds, 5.289%, 2/1/17	2,340,000	2,341,919
Roseville California Redevelopment Agency Tax Allocation Bonds, 5.31%, 9/1/13	255,000	259,613
San Diego California Redevelopment Agency Tax Allocation Bonds, 5.66%, 9/1/16	1,040,000	1,051,565
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	1,000,000	773,360
Santa Cruz County California Redevelopment Agency Tax Allocation Bonds, 5.50%, 9/1/20	1,735,000	1,627,118
South Bend County Indiana Economic Development Income Tax Revenue Bonds, 5.30%, 2/1/17	930,000	1,009,469
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50 (b)	1,500,000	1,371,810
Vacaville California Redevelopment Agency Housing Tax Allocation Bonds, 6.125%, 9/1/20	665,000	610,537
Wells Fargo Bank NA Custodial Receipts Revenue Bonds, 6.734%, 9/1/47	1,000,000	1,025,330
West Contra Costa California Unified School District COPs, 4.86%, 1/1/14	525,000	528,785

Total Municipal Obligations (Cost $24,061,473)		22,953,389

u.s. government agencIes and InstrumentalItIes - 3.4%
AgFirst FCB:
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	1,000,000	765,000
7.30%, 10/14/49 (e)	1,300,000	1,123,247
Fannie Mae, 1.25%, 6/22/12	1,000,000	1,010,095
Federal Home Loan Bank Discount Notes, 1/3/11	6,100,000	6,100,000
Premier Aircraft Leasing EXIM 1 Ltd., 3.576%, 2/6/22	1,422,661	1,440,985
Private Export Funding Corp., 3.05%, 10/15/14	500,000	523,018
U.S. Department of Housing and Urban Development, 3.44%, 8/1/11	250,000	254,448
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter to 12/31/49 (e)(r)	300,000	198,000

Total U.S. Government Agencies and Instrumentalities (Cost $11,452,677)		11,414,793

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			PrIncipal
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%			amount	value
Government National Mortgage Association, 5.50%, 1/16/32			$648,108	$43,627

Total U.S. Government Agency Mortgage-Backed Securities (Cost $22,990)				43,627

u.s. treasury - 5.3%
United States Treasury Bonds:
3.875%, 8/15/40			1,480,000	1,362,756
4.25%, 11/15/40			3,585,000	3,525,623
United States Treasury Notes:
1.375%, 11/30/15			2,545,000	2,472,229
2.625%, 11/15/20			10,915,000	10,292,504

Total U.S. Treasury (Cost $17,593,813)				17,653,112

TOTAL INVESTMENTS (Cost $310,124,797) - 99.0%				331,707,676
Other assets and liabilities, net - 1.0%				3,206,866
net assets - 100%				$334,914,542

net assets consIst of:
Paid-in capital applicable to 197,583,956 shares of common stock outstanding;
$0.01 value, 1,000,000,000 shares authorized				$360,161,770
Undistributed net investment income				661,378
Accumulated net realized gain (loss) on investments				(47,574,184)
Net unrealized appreciation (depreciation) on investments				21,665,578

net assets				$334,914,542

net asset value Per share				$1.695

			UNDERLYING	UNREALIZED
	# OF	EXPIRATION	FACE AMOUNT	APPRECIATION
futures	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
10 Year U.S. Treasury Notes	10	3/11	$1,204,375	$6,864
30 Year U.S. Treasury Bonds	32	3/11	3,908,000	(70,598)
Total Purchased				($63,734)

Sold:
2 Year U.S. Treasury Notes	340	3/11	$74,428,125	($2,881)
5 Year U.S. Treasury Notes	83	3/11	9,770,656	149,314
Total Sold				$146,433

See notes to financial statements.

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(b)	This security was valued by the Board of Directors. See Note A.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Maryland State Economic Development Corp. Revenue Bonds Series B and C were issued in exchange for 750,000 par Maryland State Economic Development Corp. Revenue Bonds due 10/1/19 that were previously held by the Portfolio. Series B is not accruing interest.
(m)	The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.
(p)	The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(w)	Security is in default and is no longer accruing interest.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(y)	The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. This security is no longer accruing interest.
*	Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
FCB: Farm Credit Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
REIT: Real Estate Investment Trust
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

NET INVESTMENT INCOME
Investment Income:
Interest income	$5,204,165
Dividend income	2,309,139
Total investment income	7,513,304

Expenses:
Investment advisory fee	1,344,094
Administrative fees	869,708
Transfer agency fees and expenses	340,015
Directors’ fees and expenses	40,651
Custodian fees	73,748
Accounting fees	48,015
Reports to shareholders	82,917
Professional fees	47,881
Miscellaneous	15,687
Total expenses	2,862,716
Fees paid indirectly	(714)
Net expenses	2,862,002

net Investment Income	4,651,302

realIzed and unrealIzed gaIn (loss)
Net realized gain (loss) on:
Investments	2,020,352
Futures	(1,682,157)
338,195

Change in unrealized appreciation (depreciation) on:
Investments	31,598,833
Futures	(221,440)
31,377,393

net realIzed and unrealIzed gaIn (loss)	31,715,588

Increase (decrease) In net assets
resultIng from oPeratIons	$36,366,890

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2010	2009
Operations:
Net investment income	$4,651,302	$5,952,272
Net realized gain (loss)	338,195	(14,262,590)
Change in unrealized appreciation (depreciation)	31,377,393	73,075,964

Increase (decrease) In net assets
resultIng from oPeratIons	36,366,890	64,765,646

Distributions to shareholders from:
Net investment income	(4,557,603)	(6,168,390)
Total distributions	(4,557,603)	(6,168,390)

Capital share transactions:
Shares sold	33,590,653	13,786,330
Reinvestment of distributions	4,557,124	6,165,980
Shares redeemed	(47,770,475)	(33,737,174)
Total capital share transactions	(9,622,698)	(13,784,864)

total Increase (decrease) In net assets	22,186,589	44,812,392

net assets
Beginning of year	312,727,953	267,915,561
End of year (including undistributed net investment
income of $661,378 and $632,973, respectively)	$334,914,542	$312,727,953

caPItal share actIvIty
Shares sold	20,778,908	10,062,935
Reinvestment of distributions	2,690,156	3,996,099
Shares redeemed	(29,819,454)	(25,000,833)
Total capital share activity	(6,350,390)	(10,941,799)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Balanced Portfolio (the “Portfolio”), formerly known as Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affili-ated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, securities valued at $9,508,632, or 2.8% of net assets, were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	valuation Inputs
Investments In securItIes	level 1	level 2	level 3		total
Equity securities*	$207,895,078	-	$1,400,000		$209,295,078
Asset-backed securities	-	$2,073,218	-		2,073,218
Collateralized mortgage-backed obligations	-	2,200,473	-		2,200,473
Commercial mortgage-backed securities	-	7,704,977	-		7,704,977
Corporate debt	-	52,606,467	5,762,542		58,369,009
Municipal obligations	-	22,953,389	-		22,953,389
U.S. government obligations	-	29,111,532	-		29,111,532
TOTAL	$207,895,078	$116,650,056	$7,162,542	***	$331,707,676

Other financial instruments**	$82,699	-	-		$82,699

*	For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
**	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

*** Level 3 securities represent 2.1% of net assets.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the

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Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, the Portfolio used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Portfolio.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 16.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio’s average daily net assets: .425% on the first $500 million, .375% on the next $500 million and .325% on the excess of $1 billion. Under the terms of the agreement, $119,926 was payable at year end. In addition, $49,750 was payable at year end for operating expenses paid by the Advisor during December 2010.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement, $77,599 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $43,980 for the year ended December 31, 2010. Under the terms of the agreement, $3,775 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $223,610,560 and $226,012,808, respectively. U.S. Government security purchases and sales were $117,929,902 and $117,049,400, respectively.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-16	($35,127,795)
31-Dec-17	(12,011,647)

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a

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result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$4,557,603	$6,168,390
Total	$4,557,603	$6,168,390

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$38,372,196
Unrealized (depreciation)	(17,141,360)
Net unrealized appreciation/(depreciation)	$21,230,836

Undistributed ordinary income	$661,378
Capital loss carryforward	($47,139,442)

Federal income tax cost of investments	$310,476,840

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to Section 1256 contracts and wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities and tax-exempt income.

Undistributed net investment income	($65,294)
Accumulated net realized gain (loss)	59,540
Paid-in capital	5,754

The Portfolio may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2010, such sales transactions were $2,585,831. The realized gain on the sales transactions was $103,187.

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NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loan outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	weIghted		month of
average	average	maxImum	maxImum
daIly	Interest	amount	amount
Balance	rate	Borrowed	Borrowed
$60,644	1.51%	$3,843,259	November 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates 49.4% of the ordinary dividends paid during the year or the maximum amount allowable but not less than the aforementioned percentage as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	years ended
	December 31,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$1.533	$1.247	$1.918
Income from investment operations:
Net investment income	.024	.030	.046
Net realized and unrealized gain (loss)	.161	.287	(.648)
Total from investment operations	.185	.317	(.602)
Distributions from:
Net investment income	(.023)	(.031)	(.044)
Net realized gain	—	—	(.025)
Total distributions	(.023)	(.031)	(.069)
Total increase (decrease) in net asset value	.162	.286	(.671)
Net asset value, ending	$1.695	$1.533	$1.247

Total return*	12.10%	25.39%	(31.38%)
Ratios to average net assets: A
Net investment income	1.47%	2.11%	2.50%
Total expenses	.91%	.91%	.92%
Expenses before offsets	.91%	.91%	.92%
Net expenses	.90%	.91%	.92%
Portfolio turnover	116%	89%	107%
Net assets, ending (in thousands)	$334,915	$312,728	$267,916

		years ended
		December 31,	December 31,
		2007	2006
Net asset value, beginning		$2.030	$1.943
Income from investment operations:
Net investment income		.051	.049
Net realized and unrealized gain (loss)		.005	.122
Total from investment operations		056.171
Distributions from:
Net investment income		(.051)	(.048)
Net realized gain		(.117)	(.036)
Total distributions		(.168)	(.084)
Total increase (decrease) in net asset value		(.112)	.087
Net asset value, ending		$1.918	$2.030

Total return*		2.76%	8.77%
Ratios to average net assets: A
Net investment income		2.35%	2.33%
Total expenses		.90%	.91%
Expenses before offsets		.90%	.91%
Net expenses		.90%	.90%
Portfolio turnover		157%	132%
Net assets, ending (in thousands)		$446,263	$478,705

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affili-ates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio.

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The Board discussed the Advisor’s effectiveness in monitoring the performance of the Portfolio’s Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one-year period ended June 30, 2010, performed at the median of its peer group for the three-year period ended June 30, 2010 and performed below the median of its peer group for the five- year period ended June 30, 2010. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2010 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2010. The Board noted that the Subadvisor had assumed management of the entire equity sleeve of the Portfolio in June 2008 following the termination of a subadvisor that had been responsible for managing a portion of the Portfolio’s equity sleeve. The Board took into account management’s discussion of the Portfolio’s improved performance and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account that the Advisor had agreed to voluntarily waive a portion of its advisory fee above a certain asset level. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the

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subadvisory fee to the Portfolio’s Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that the Portfolio’s advisory fee contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under its Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under its Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under its Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one, three-and five-year periods ended June 30, 2010 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement is paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the

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Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is quali-fied to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Advisor and Subadvisor are each likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

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Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert VP SRI Equity Portfolio
(formerly, Calvert Social Equity Portfolio)

Annual Report
December 31, 2010

Calvert INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP SRI EQUITY PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Atlanta Capital Management Company, Inc., Subadvisor

Performance

For the 12 months ended December 31, 2010, Calvert VP SRI Equity Portfolio returned 17.26% compared to 15.06% for the Standard and Poor’s (S&P) 500 Index. Outperformance for the year was due to strong stock selection.

Investment clImate

We had expected continuing economic recovery to drive solid returns for the market in 2010. We also forecast slightly higher-than-average volatility, stemming from a consolidation of 2009’s big gain, the Federal Reserve’s (Fed’s) transition to a tightening policy, and the wildcard of sovereign debt risk in Europe. As it turned out, we were right about the solid gains, but the ups and downs were considerably more than we bargained for.

Instead of a steadily improving perception of the global economy’s health, it was much more of a “two steps forward, one step back” affair. The stock market nearly got whiplash trying to keep up. After a quick 10% sell-off in the first five weeks of the year, the economy and the stock market settled into that steady improvement pattern we anticipated through most of the spring.

Then markets turned down sharply in late April.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.10)

One year	17.26%
Five year	4.12%
Since inception (4.30.02)	4.34%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

In one two-week period, markets were hit by the Greek sovereign debt crisis, the oil spill in the Gulf of Mexico, civil fraud charges against Goldman Sachs by the SEC, and tightening measures in China to temper an overheating economy. Then, a mysterious “Flash Crash” further spooked investors on May 6. Propelled by rising fears of a “double-dip” recession, the market fell nearly 20% from the late April high to the year’s low point in early July.

After that, a roller coaster ride ensued as investors tried to discern the direction of the economy. Fortunately, growth won out. Better economic data, the outcome of the mid-term elections, and a belief that Europe would ultimately contain its sovereign debt issues drove the market mostly higher after September 1.

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PortfolIo strategy

Though the economy didn’t pick up as much steam as we’d hoped, this belief in growth was crucial to our performance. It kept us focused on the high-quality secular growers and helped us resist the temptation to turn defensive during the summer’s lows. Despite a weak second-quarter performance, we stuck to our guns and took advantage of lower prices during the May-June sell-off to increase positions in stocks we had confidence in and add a few new ones. Both moves paid handsome dividends in the third and fourth quarters.

A handful of stocks made a very significant contribution to our performance this year. Netflix, Priceline, Zions Bancorp, and Chipotle Mexican Grill all gained more than 65% during the time we owned them.1 Netflix was the undisputed leader, rising more than 200%. U.S. subscriber growth remains robust and the company entered Canada in October. So, despite the already strong performance, we think there’s more ahead.

We bought Priceline during the early summer sell-off. Fears about its substantial exposure to the European hotel market proved to be unfounded, and the stock subsequently soared. After reporting at the end of 2009 that our three bank stocks had been significant laggards, our patience was rewarded as Zions and SunTrust outperformed handily in 2010. The third, Wells Fargo, nearly matched the benchmark.

One disappointment was Gamestop, which fell 20% in early January before we sold it as a result of very disappointing holiday 2009 results. However, the combination of the decline in Hewlett Packard, Cisco, and Microsoft were more detrimental to the Portfolio’s overall return. All suffered from concerns that their best growth days are past, which is certainly valid. One of our themes last year was to reduce “old tech” holdings in favor of “new tech.” We just didn’t move fast enough.

In all, we’d call it a successful year. Virtually all of our positive relative performance came from good stock picking. Netflix and Priceline drove a large contribution from Consumer Discretionary, though we also had solid results in Financials, Health Care, and Industrials. We were on the wrong side of our sector weightings more often than not, though none had a material effect on relative performance.

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outlook

Signs of a sustainable, if not robust, economic recovery in the U.S. abound. Housing remains challenged and unemployment is too high (and probably won’t improve rapidly), but talk of a double dip recession is likely finished. We certainly expect 2011 to be a better year for the economy than 2010, which is the key for the stock market in the new year.

Corporate America is very healthy. The banks are exceptionally well capitalized. Consumers have made solid progress in rebuilding their balance sheets—the recent holiday shopping season is evidence of that. The problems weren’t so much the ability of banks to lend, businesses to hire, and consumers to spend as the willingness. A thaw is in the works.

We expect corporate earnings to continue their long string of positive surprises, which should support further stock market advances. Despite two back-to-back years of strong gains, valuations remain quite reasonable. Given the rising confidence in the durability and vitality of the economy, market multiples should expand.

There are risks to the forecast, but our base case is another year of solid returns for the S&P 500 Index. Moderate economic growth should favor the types of high-quality, large-cap growth stocks that populate the Portfolio. But whatever environment we face, we will continue to seek the best combination of sustainable growth and attractive valuation in the year ahead.

January 2011

1 All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of December 31, 2010, the following companies represented the following percentages of Portfolio net assets: Netflix 3.61%, Priceline 1.64%, Zions Bancorp 1.53%, Chipotle 1.36%, Suntrust 1.97%, Wells Fargo 2.13%, Gamestop 0%, Hewlett-Packard 3.38%, Cisco 1.03%, and Microsoft 2.43%. Portfolio holdings are subject to change at any time.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,258.80	$6.15

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.76	$5.50

* Expenses are equal to the Fund’s annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc.
and Shareholders of Calvert VP SRI Equity Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP SRI Equity Portfolio (formerly, the Calvert Social Equity Portfolio) (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Equity Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 25, 2011

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STATEMENT OF NET ASSETS
DECEMBER 31, 2010

EQUITY SECURITIES - 98.8%	shares	value
Air Freight & Logistics - 3.2%
C.H. Robinson Worldwide, Inc.	2,500	$200,475
Expeditors International of Washington, Inc.	2,100	114,660
		315,135

Beverages - 1.9%
PepsiCo, Inc.	2,800	182,924

Biotechnology - 2.6%
Gilead Sciences, Inc.*	7,000	253,680

Capital Markets - 7.7%
Charles Schwab Corp.	5,900	100,949
Franklin Resources, Inc.	1,300	144,573
Lazard Ltd.	4,400	173,756
Northern Trust Corp.	3,100	171,771
T. Rowe Price Group, Inc.	2,440	157,478
		748,527

Chemicals - 2.1%
Ecolab, Inc.	4,100	206,722

Commercial Banks - 5.6%
SunTrust Banks, Inc.	6,500	191,815
Wells Fargo & Co.	6,700	207,633
Zions Bancorporation	6,150	149,015
		548,463

Communications Equipment - 5.9%
Acme Packet, Inc.*	900	47,844
Cisco Systems, Inc.*	4,930	99,734
QUALCOMM, Inc.	8,600	425,614
		573,192

Computers & Peripherals - 7.9%
Apple, Inc.*	1,370	441,907
Hewlett-Packard Co.	7,800	328,380
		770,287

Diversified Financial Services - 2.9%
JPMorgan Chase & Co.	6,660	282,517

Electrical Equipment - 2.4%
Cooper Industries plc	3,980	231,994

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EQUITY SECURITIES - CONT’D	shares	value
Energy Equipment & Services - 4.4%
Cameron International Corp.*	5,700	$289,161
Noble Corp.	4,000	143,080
		432,241

Food & Staples Retailing - 4.6%
Costco Wholesale Corp.	1,400	101,094
CVS Caremark Corp.	10,000	347,700
		448,794

Health Care Equipment & Supplies - 2.0%
St. Jude Medical, Inc.*	3,300	141,075
Stryker Corp.	900	48,330
		189,405

Hotels, Restaurants & Leisure - 3.3%
Chipotle Mexican Grill, Inc.*	620	131,849
Starbucks Corp.	5,900	189,567
		321,416

Household Products - 2.1%
Procter & Gamble Co.	3,100	199,423

Industrial Conglomerates - 2.4%
3M Co.	2,700	233,010

Insurance - 1.5%
Aflac, Inc.	2,600	146,718

Internet & Catalog Retail - 7.9%
Amazon.com, Inc.*	1,450	261,000
Netflix, Inc.*	2,000	351,400
priceline.com, Inc.*	400	159,820
		772,220

Internet Software & Services - 3.3%
Google, Inc.*	350	207,889
MercadoLibre, Inc.*	1,700	113,305
		321,194

IT Services - 3.0%
Cognizant Technology Solutions Corp.*	2,400	175,896
MasterCard, Inc.	500	112,055
		287,951

Machinery - 1.9%
Danaher Corp.	4,000	188,680

Multiline Retail - 4.2%
Kohl’s Corp.*	2,600	141,284
Target Corp.	4,500	270,585
		411,869

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EQUITY SECURITIES - CONT’D	shares	value
Oil, Gas & Consumable Fuels - 4.3%
QEP Resources, Inc.	4,500	$163,395
Suncor Energy, Inc.	6,700	256,543
		419,938

Pharmaceuticals - 5.6%
Allergan, Inc.	2,900	199,143
Novartis AG (ADR)	5,800	341,910
		541,053

Software - 6.1%
Microsoft Corp.	8,450	235,924
Salesforce.com, Inc.*	1,700	224,400
VMware, Inc.*	1,500	133,365
		593,689

Total Equity Securities (Cost $7,858,488)		9,621,042

TOTAL INVESTMENTS (Cost $7,858,488) - 98.8%		9,621,042
Other assets and liabilities, net - 1.2%		115,153
net assets - 100%		$9,736,195

net assets consIst of:
Paid-in capital applicable to 503,198 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$8,561,703
Accumulated net realized gain (loss) on investments		(588,062)
Net unrealized appreciation (depreciation) on investments		1,762,554

net assets		$9,736,195

net asset value Per share		$19.35

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $1,747 )	$89,597
Total investment income	89,597

Expenses:
Investment advisory fee	44,046
Transfer agency fees and expenses	11,188
Directors’ fees and expenses	1,136
Administrative fees	17,619
Accounting fees	1,395
Custodian fees	6,154
Reports to shareholders	6,149
Professional fees	21,483
Miscellaneous	4,417
Total expenses	113,587
Reimbursement from Advisor	(18,305)
Fees paid indirectly	(142)
Net expenses	95,140

net Investment Income (loss)	(5,543)

realIzed and unrealIzed gaIn (loss)
Net realized gain (loss) on:
Investments	299,507
Foreign currency transactions	23
299,530
Change in unrealized appreciation (depreciation) on:
Investments	1,143,621

net realIzed and unrealIzed gaIn (loss)	1,443,151

Increase (decrease) In net assets
resultIng from oPeratIons	$1,437,608

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2010	2009
Operations:
Net investment income (loss)	($5,543)	$23,396
Net realized gain (loss)	299,530	(562,044)
Change in unrealized appreciation (depreciation)	1,143,621	2,820,569

Increase (decrease) In net assets
resultIng from oPeratIons	1,437,608	2,281,921

Distributions to shareholders from:
Net investment income	(5,155)	(30,679)
Net realized gain	—	(404,598)
Total distributions	(5,155)	(435,277)

Capital share transactions:
Shares sold	1,403,942	4,701,349
Reinvestment of distributions	5,155	435,277
Shares redeemed	(1,599,440)	(5,416,017)
Total capital share transactions	(190,343)	(279,391)

total Increase (decrease) In net assets	1,242,110	1,567,253

net assets
Beginning of year	8,494,085	6,926,832
End of year (including undistributed net investment
income of $0 and $5,155, respectively)	$9,736,195	$8,494,085

caPItal share actIvIty
Shares sold	81,772	384,457
Reinvestment of distributions	266	26,112
Shares redeemed	(93,361)	(431,107)
Total capital share activity	(11,323)	(20,538)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Equity Portfolio (the “Portfolio”), formerly known as Calvert Social Equity Portfolio, a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	VALUATION INPUTS
Investments In securItIes	level 1	level 2	level 3	total
Equity securities*	$9,621,042	—	—	$9,621,042
TOTAL	$9,621,042	—	—	$9,621,042

* For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $4,096 was payable at year end. In addition, $5,794 was payable at year end for operating expenses paid by the Advisor during December 2010.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2011. The contractual expense cap is 1.08%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed the Portfolio for expenses of $524 for the year ended December 31, 2010.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio’s annual average daily net assets. Under the terms of the agreement, $1,638 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

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NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $3,533,652 and $3,904,059, respectively.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-11	($86,357)
31-Dec-12	(2,240)
31-Dec-17	(484,781)

The Portfolio’s use of net capital loss carryforwards acquired from Ohio National Fund, Inc., Social Awareness Portfolio may be limited under certain tax provisions. Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$5,155	$30,679
Long-term capital gain	—	404,598
Total	$5,155	$435,277

As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,902,919
Unrealized (depreciation)	(155,049)
Net unrealized appreciation/(depreciation)	$1,747,870

Capital loss carryforward	($573,378)

Federal income tax cost of investments	$7,873,172

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

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Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses and foreign currency transactions.

Undistributed investment income	$5,543
Accumulated net realized gain (loss)	(23)
Paid-in capital	(5,520)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loan outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$1,932	1.47%	$100,200	January 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Portfolio designates 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

		Years Ended
	December 31,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$16.51	$12.95	$20.38
Income from investment operations:
Net investment income (loss)	(.01)	.05	.02
Net realized and unrealized gain (loss)	2.86	4.39	(7.32)
Total from investment operations	2.85	4.44	(7.30)
Distributions from:
Net investment income	(.01)	(.06)	—
Net realized gain	—	(.82)	(.13)
Total distributions	(.01)	(.88)	(.13)
Total increase (decrease) in net asset value	2.84	3.56	(7.43)
Net asset value, ending	$19.35	$16.51	$12.95

Total return*	17.26%	34.26%	(35.79%)
Ratios to average net assets: A
Net investment income	(.06%)	.31%	.13%
Total expenses	1.29%	1.26%	1.19%
Expenses before offsets	1.08%	1.08%	1.12%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	41%	42%	69%
Net assets, ending (in thousands)	$9,736	$8,494	$6,927

		years ended
		DecemBer 31, DecemBer 31,
		2007	2006
Net asset value, beginning		$19.48	$17.70
Income from investment operations:
Net investment income (loss)		(.01)	***
Net realized and unrealized gain (loss)		1.96	1.78
Total from investment operations		1.95	1.78
Distributions from:
Net realized gain		(1.05)	—
Total distributions		(1.05)	—
Total increase (decrease) in net asset value		.90	1.78
Net asset value, ending		$20.38	$19.48

Total return*		9.99%	10.06%
Ratios to average net assets: A
Net investment income (loss)		(.03%)	(.004%)
Total expenses		1.11%	1.15%
Expenses before offsets		1.10%	1.14%
Net expenses		1.05%	1.07%
Portfolio turnover		41%	42%
Net assets, ending (in thousands)		$10,808	$9,938

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
*	Total return is not annualized for periods less than one year.
***	Per share equals (.0007).

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took

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into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the three- and five-year periods ended June 30, 2010, and performed at the median of its peer group for the one-year period ended June 30, 2010. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2010. Based upon its review, the Board concluded that the Portfolio’s performance is satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a num-

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ber of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2010 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

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Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Annual Report
December 31, 2010

Calvert INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP SRI MID CAP GROWTH PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by New Amsterdam Partners, LLC, Subadvisor

Performance

In the year ended December 31, 2010, Calvert VP SRI Mid Cap Growth Portfolio returned a strong 31.51% compared with 26.38% for the Russell Midcap Growth Index. The Portfolio’s relative outperformance was due to good stock selection.

Investment clImate

The U.S. economy and stock market fared better in 2010 than many had expected. Gross domestic product (GDP)was up 3.2% year-over-year in the third quarter of 2010 and corporate profits were up more than 26% for the period. The Standard & Poor’s (S&P) 500 Index returned 15.1% for the year, while mid- and small-cap stocks did even better--the Russell Midcap Index rose 25.5% and the Russell 2000 Index gained 26.9%.

During the year, however, it was a bumpy ride. Strong economic growth in the first quarter buoyed the market early on, but weak second-quarter growth coupled with the sovereign debt crisis in Europe raised the risk of a double-dip recession and drove markets lower. The market rose again as the sovereign debt crisis receded and companies delivered strong profit reports. Finally, the results of the November U.S. mid-term elections and extension of the Bush tax cuts removed more uncertainty and powered a strong fourth-quarter rally.

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

PortfolIo strategy

The Portfolio outperformed the Russell Midcap Growth Index in 2010 due to strong stock selection. However, sector selection was a negative for the Portfolio. Our overweight positions in Telecommunications and Utilities detracted from performance, but stock picks in Consumer Discretionary, Industrials, and Energy added value.

Consumer Discretionary holdings Deckers Outdoor (up 135.2%)1, TRW Automotive (75.6%), and Polaris Industries (83.8%) benefited from recovering end markets. Industrials holdings Wabco (112.7%) and Wesco International (95.5%) did as well. Energy holding FMC Technologies rose 53.7% in concert with oil prices. In Information Technology, Sybase gained 48.3% on news of its acquisition by SAP. Similarly, Teradata advanced 40% on takeover speculation and consolidation within the data warehousing space.

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Higher-than-average turnover was driven by several portfolio holdings achieving their price targets as well as an elevated level of merger and acquisition activity throughout the year.

These holdings include Praxair in Materials; SPX in Industrials; Dollar Tree, Phillips Van Heusen, and ITT Educational Services in Consumer Discretionary; Del Monte in Consumer Staples; Dionex, Hospira, and Kinetic Concepts in Health Care; Ansys, Dolby Laboratories, Sybase, Global Payments, Hittite Microwave, and Fidelity National Information Services in Information Technology; Syniverse Holdings in Telecommunications; and Questar in Utilities.

We reduced our Energy exposure by selling Denbury Resources and Superior Energy Services while adding contract driller Unit. We bolstered our Materials holdings with the additions of Ecolab, an industrial cleaning and sanitizing company, and specialty chemicals company Nalco Holdings. We also increased our allocation to the Information Technology sector by adding eight stocks, including Hittite Microwave and Fidelity National Information Services, which were sold later in the year.

There is currently an overweight to the Utilities and Telecommunications sectors and underweights to Consumer Discretionary and Consumer Staples.

market outlook

As we look ahead in 2011, we see a decent year for both the U.S. economy and stock market. The Federal Reserve’s new quantitative easing policy and fiscal stimulus are boosting economic growth, so we expect GDP growth to be 3% for the year and near-term inflation to stay below 2%. Many companies are flush with cash now, which is increasing merger and acquisition activity, and we expect this to continue. Corporations are further boosting the economy by investing in capital goods.

The weak employment situation and excess capacity will keep a lid on inflation in the near term, but rising commodity prices and pockets of undercapacity (due to underinvestment by companies during the downturn) will counter that. If the regime of easy money lasts too long into the upturn, inflation could easily pick up again. The recent rise in long-term interest rates after the announcement of the new quantitative easing measures is a sign of that long-term concern.

Corporate profit growth is forecast to be in the low double digits for the next two years. Meanwhile, the trailing price-to-earnings (P/E) ratio and forward P/E of the S&P 500 Index are both under their respective long-run averages, suggesting the U.S. stock market is modestly undervalued. As a result, we expect to see gains in the mid-double digits in 2011.

Risks remain, however. Global terrorism is a constant threat and the sovereign debt crisis could rear its head again.

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Rampant growth of the U.S. budget deficit could ignite inflation, affect the U.S. debt rating, and force a rise in interest rates--dampening economic growth. On the other hand, austerity policies will dampen growth in the short run but lead to a more stable outlook for the long run. State and municipal budgets are also in dire shape and will require widespread austerity measures. We believe an ability to approach these issues head on will be seen as a positive by the markets.

Employment has started to improve slowly but will take many years to return to pre-recession levels. We expect consumer spending to remain muted and the housing market to stay lackluster. Therefore, we believe the industrial sectors of the economy will continue to lead the upturn.

In the meantime, we will continue to monitor opportunities to invest in companies with better-than-average forecast growth and profitability that we feel are selling at reasonable valuations.

January 2011

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of December 31, 2010, the following companies represented the following percentages of Portfolio net assets: Deckers Outdoor 2.86%, TRW Automotive 2.80%, Polaris Industries 1.90%, Wabco 3.73%, Wesco International 3.13%, FMC Technologies 3.46%, Sybase 0%, SAP 0%, Teradata 2.86%, JM Smucker 0% National Semiconductor 2.38%, Itron 2.15%, Hanes Brands 1.88%, Gamestop 0%, Praxair 0%, SPX 0%, Dollar Tree 0%, Phillips Van Heusen 0%, ITT Educational Services 0%, Del Monte 0%, Staples 0%, Dionex 0%, Hospira 0%, Kinetic Concepts 0%, Ansys 0%, Dolby Laboratories 0%, Global Payments 2.41%, Hittite Microwave 0%, Fidelity National Information Services 0%, Syniverse Holdings 0%, Questar 0%, Denbury Resources 0%, Superior Energy Services 0%, Unit 2.64%, Ecolab 1.23%, and Nalco Holdings 3.13%. Portfolio holdings are subject to change at any time.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 to December 31, 2010).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNTVALUE	DURING PERIOD*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,294.60	$6.69

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.37	$5.89

* Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert VP SRI Mid Cap Growth Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP SRI Mid Cap Growth Portfolio (formerly, the Calvert Social Mid Cap Growth Portfolio) (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Mid Cap Growth Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 25, 2011

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STATEMENT OF NET ASSETS
DECEMBER 31, 2010

EQUITY SECURITIES - 99.1%	shares	value
Auto Components - 2.8%
TRW Automotive Holdings Corp.*	23,500	$1,238,450

Building Products - 1.2%
Lennox International, Inc.	11,650	550,929

Capital Markets - 2.9%
Affiliated Managers Group, Inc.*	13,150	1,304,743

Chemicals - 4.4%
Ecolab, Inc.	10,750	542,015
Nalco Holding Co.	43,300	1,383,002
		1,925,017

Communications Equipment - 2.1%
Harris Corp.	20,250	917,325

Diversified Financial Services - 2.3%
IntercontinentalExchange, Inc.*	8,440	1,005,626

Electronic Equipment & Instruments - 5.6%
Amphenol Corp.	20,450	1,079,351
Arrow Electronics, Inc.*	12,900	441,825
Itron, Inc.*	17,100	948,195
		2,469,371

Energy Equipment & Services - 6.1%
FMC Technologies, Inc.*	17,200	1,529,252
Unit Corp.*	25,050	1,164,324
		2,693,576

Food Products - 1.2%
Ralcorp Holdings, Inc.*	8,000	520,080

Gas Utilities - 1.7%
Energen Corp.	15,900	767,334

Health Care Providers & Services - 5.9%
AmerisourceBergen Corp.	22,500	767,700
HealthSpring, Inc.*	42,350	1,123,545
Lincare Holdings, Inc.	26,050	698,922
		2,590,167

Household Products - 2.3%
Church & Dwight Co., Inc.	14,650	1,011,143

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EQUITY SECURITIES - CONT’D	shares	value
Insurance - 1.9%
Torchmark Corp.	14,150	$845,321

IT Services - 11.5%
Global Payments, Inc.	23,000	1,062,830
Syntel, Inc.	28,900	1,381,131
Teradata Corp.*	30,650	1,261,554
Wright Express Corp.*	29,750	1,368,500
		5,074,015

Leisure Equipment & Products - 1.9%
Polaris Industries, Inc.	10,750	838,715

Life Sciences - Tools & Services - 4.4%
Mettler-Toledo International, Inc.*	6,075	918,601
Waters Corp.*	13,200	1,025,772
		1,944,373

Machinery - 12.0%
Flowserve Corp.	6,965	830,367
Gardner Denver, Inc.	18,400	1,266,288
Graco, Inc.	14,700	579,915
The Toro Co.	16,000	986,240
WABCO Holdings, Inc.*	27,050	1,648,157
		5,310,967

Media - 1.9%
Gannett Co., Inc.	55,700	840,513

Metals & Mining - 1.8%
Reliance Steel & Aluminum Co.	15,650	799,715

Multiline Retail - 2.3%
Nordstrom, Inc.	24,400	1,034,072

Pharmaceuticals - 2.3%
Endo Pharmaceuticals Holdings, Inc.*	28,200	1,007,022

Semiconductors & Semiconductor Equipment - 4.8%
Lam Research Corp.*	20,700	1,071,846
National Semiconductor Corp.	76,550	1,053,328
		2,125,174

Specialty Retail - 4.8%
Advance Auto Parts, Inc.	14,350	949,252
Ross Stores, Inc.	18,400	1,163,800
		2,113,052

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EQUITY SECURITIES - CONT’D	shares	value
Textiles, Apparel & Luxury Goods - 4.7%
Deckers Outdoor Corp.*	15,800	$1,259,892
Hanesbrands, Inc.*	32,650	829,310
		2,089,202

Trading Companies & Distributors - 3.1%
WESCO International, Inc.*	26,200	1,383,360

wireless Telecommunication Services - 3.2%
MetroPCS Communications, Inc.*	34,400	434,472
NII Holdings, Inc.*	21,800	973,588
		1,408,060

Total Equity Securities (Cost $34,394,011)		43,807,322

TOTAL INVESTMENTS (Cost $34,394,011) - 99.1%		43,807,322
Other assets and liabilities, net - 0.9%		405,393
net assets - 100%		$44,212,715

net assets consIst of:
Paid-in capital applicable to 1,341,064 shares of common stock outstanding; $0.01 par value,
1,000,000,000 shares authorized		$35,258,428
Accumulated net realized gain (loss) on investments		(459,024)
Net unrealized appreciation (depreciation) on investments		9,413,311

net assets		$44,212,715

net asset value Per share		$32.97

* Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

NET INVESTMENT INCOME
Investment Income:
Dividend income	$239,823
Interest income	136
Total investment income	239,959

Expenses:
Investment advisory fee	234,196
Transfer agency fees and expenses	32,425
Accounting fees	5,721
Directors’ fees and expenses	4,698
Administrative fees	90,075
Custodian fees	15,012
Reports to shareholders	12,927
Professional fees	21,577
Miscellaneous	5,120
Total expenses	421,751
Fees paid indirectly	(578)
Net expenses	421,173

net Investment Income (loss)	(181,214)

realIzed and unrealIzed gaIn (loss) on Investments
Net realized gain (loss)	5,583,143
Change in unrealized appreciation (depreciation)	4,762,109

net realIzed and unrealIzed gaIn
(loss) on Investments	10,345,252

Increase (decrease) In net assets
resultIng from oPeratIons	$10,164,038

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2010	2009
Operations:
Net investment income (loss)	($181,214)	($61,736)
Net realized gain (loss)	5,583,143	(4,823,614)
Change in unrealized appreciation (depreciation)	4,762,109	12,974,021

Increase (decrease) In net assets
resultIng from oPeratIons	10,164,038	8,088,671

Capital share transactions:
Shares sold	9,217,807	1,719,461
Shares redeemed	(8,360,843)	(4,893,385)
Total capital share transactions	856,964	(3,173,924)

total Increase (decrease) In net assets	11,021,002	4,914,747

net assets
Beginning of year	33,191,713	28,276,966
End of year	$44,212,715	$33,191,713

caPItal share actIvIty
Shares sold	323,184	83,311
Shares redeemed	(306,244)	(248,257)
Total capital share activity	16,940	(164,946)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Mid Cap Growth Portfolio (the “Portfolio”), formerly known as Calvert Social Mid Cap Growth Portfolio, a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eight separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Portfolio’s policy regarding valuation of investments, please refer to the Portfolio’s most recent prospectus.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	valuatIon InPuts
Investments In securItIes	level 1	level 2	level 3	total
Equity securities*	$43,807,322	—	—	$43,807,322
TOTAL	$43,807,322	—	—	$43,807,322

* For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $24,228 was payable at year end. In addition, $7,590 was payable at year end for operating expenses paid by the Advisor during December 2010.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio’s annual average daily net assets. Under the terms of the agreement, $9,319 was payable at year end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $3,345 for the year ended December 31, 2010. Under the terms of the agreement, $340 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000 ($20,000 prior to April 1, 2010). Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $35,931,587 and $35,461,293, respectively.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-17	($277,649)

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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As of December 31, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$9,327,675
Unrealized (depreciation)	(95,739)
Net unrealized appreciation/(depreciation)	$9,231,936

Capital loss carryforward	($277,649)
Federal income tax cost of investments	$34,575,386

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses.

Undistributed net investment income	$181,214
Paid-in capital	(181,214)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loan outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowing by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$27,404	1.53%	$1,081,555	July 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

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FINANCIAL HIGHLIGHTS

		years ended
	December 31,	December 31,	December 31,
	2010	2009	2008
Net asset value, beginning	$25.07	$18.99	$30.53
Income from investment operations:
Net investment income (loss)	(.14)	(.05)	(.10)
Net realized and unrealized gain (loss)	8.04	6.13	(11.25)
Total from investment operations	7.90	6.08	(11.35)
Distributions from:
Net realized gain	—	—	(.19)
Total increase (decrease) in net asset value	7.90	6.08	(11.54)
Net asset value, ending	$32.97	$25.07	$18.99

Total return*	31.51%	32.02%	(37.17%)
Ratios to average net assets: A
Net investment income (loss)	(.50%)	(.22%)	(.33%)
Total expenses	1.17%	1.10%	1.18%
Expenses before offsets	1.17%	1.10%	1.18%
Net expenses	1.17%	1.10%	1.16%
Portfolio turnover	100%	61%	51%
Net assets, ending (in thousands)	$44,213	$33,192	$28,277

		years ended
		DecemBer 31,	DecemBer 31,
		2007	2006
Net asset value, beginning		$28.30	$26.47
Income from investment operations:
Net investment income (loss)		(.14)	(.16)
Net realized and unrealized gain (loss)		3.00	1.99
Total from investment operations		2.86	1.83
Distributions from:
Net realized gain		(.63)	—
Total distributions		(.63)	—
Total increase (decrease) in net asset value		2.23	1.83
Net asset value, ending		$30.53	$28.30

Total return*		10.09%	6.91%
Ratios to average net assets: A
Net investment income (loss)		(.50%)	(.51%)
Total expenses		1.18%	1.17%
Expenses before offsets		1.18%	1.17%
Net expenses		1.16%	1.15%
Portfolio turnover		59%	38%
Net assets, ending (in thousands)		$54,055	$49,093

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 9, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

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In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one- and three-year periods ended June 30, 2010 and below the median of its peer group for the five-year period ended June 30, 2010. The Portfolio outperformed the Lipper index for the one- and three-year periods ended June 30, 2010 and underperformed the Lipper index for the five-year period ended June 30, 2010. The Board took into account the Portfolio’s performance over the more recent periods. The Board also took into account management’s discussion of the Portfolio’s performance. Based upon its review, the Board concluded that the Portfolio’s performance is satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, per-

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formance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2010 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 75	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	21	None
ALICE GRESHAM AGE: 60	Director	1999 CVS 2008 CVP	Professor and former Dean at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	22	None

M. CHARITO KRUVANT

AGE: 65	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)

ARTHUR J. PUGH

AGE: 73	Director	1982 CVS 2008 CVP	Retired executive.	21	None

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Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

Interested Directors
BARBARA J. KRUMSIEK AGE: 58

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
WILLIAM LESTER AGE: 53	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies. Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	21	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

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Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004 CVS 2008 CVP	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

JAMES R. McGLYNN, CFA AGE: 51	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008 CVS 2008 CVP

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1982 CVS 2008 CVP	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 12/31/10		Fiscal Year ended 12/31/09
	$	%*	$	% *

(a) Audit Fees	$131,780	0%	$170,005	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$23,980	0%	$31,273	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$155,760	0%	$201,278	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/10		Fiscal Year ended 12/31/09
$	%*	$	%*
$11,000	0%	$4,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Chairman -- Principal Executive Officer

Date:            March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Chairman -- Principal Executive Officer

Date: March 1, 2011

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: March 1, 2011